                            SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |   |

Check the appropriate box:

| |   Preliminary Proxy Statement
| | Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
| |   Definitive Additional Materials
| |   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12


                         TANGIBLE ASSET GALLERIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1. Title of each class of securities to which transaction applies:
       _________________________________________________________________________

    2. Aggregate number of securities to which transaction applies:
       _________________________________________________________________________

    3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       _________________________________________________________________________

    4. Proposed maximum aggregate value of transaction:
       _________________________________________________________________________

    5. Total fee paid:
       _________________________________________________________________________

| | Fees paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid: _________________________________________________
    2. Form, Schedule or Registration Statement No.: ___________________________
    3. Filing Party: ___________________________________________________________
    4. Date Filed: _____________________________________________________________

                         TANGIBLE ASSET GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212


                                  June 5, 2003


To Our Shareholders:

         You are cordially invited to attend the 2003 annual meeting of shareholders of Tangible Asset Galleries, Inc. that will be held at 9:00 a.m. local time on June 30, 2003 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, California 90212. All holders of our outstanding common stock, Series B Preferred Stock and Series D Preferred Stock as of the close of business on June 4, 2003 are entitled to vote at the 2003 annual meeting.

         Enclosed is a copy of the notice of annual meeting of shareholders, a proxy statement and a proxy card. A current report on our business operations will be presented at the meeting, and shareholders will have an opportunity to ask questions.

         We hope you will be able to attend the 2003 annual meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the 2003 annual meeting.

                               Sincerely,

                               /S/ Silvano DiGenova

                               Silvano DiGenova
                               Chairman of the Board and Chief Executive Officer

                         TANGIBLE ASSET GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212


                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 2003

                           __________________________

         NOTICE IS HEREBY GIVEN that the 2003 annual meeting of shareholders of Tangible Asset Galleries, Inc., a Nevada corporation, will be held at 9:00 a.m. local time on June 30, 2003 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, California 90212, for the following purposes:

         1.       To elect five directors to the board of directors;

         2. To consider and vote upon a proposal to adopt a new stock option plan (the "2003 Stock Option Plan").

         3. To consider and vote upon a proposal to amend our Certificate of Incorporation to provide for a one-for-twenty reverse stock split of our common stock.

         4. To consider and vote upon a proposal to reincorporate Tangible Asset Galleries, Inc. in the State of Delaware, and in connection with such reincorporation to change our corporate name to "Superior Galleries, Inc."

         5. To ratify the selection of Haskell & White LLP as our independent certified public accountants to audit our financial statements for the year ending June 30, 2003; and

         6. To transact such other business as may properly come before the 2003 annual meeting or any adjournment or adjournments thereof.

         The board of directors has fixed the close of business on June 4, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the 2003 annual meeting and all adjourned meetings thereof.

                               By Order of the Board of Directors

                               /S/ Silvano DiGenova

                               Silvano DiGenova
                               Chairman of the Board and Chief Executive Officer

Dated: June 5, 2003

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                         TANGIBLE ASSET GALLERIES, INC.
                           9478 WEST OLYMPIC BOULEVARD
                             BEVERLY HILLS, CA 90212

                                 PROXY STATEMENT
                              _____________________

                       2003 ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 30, 2003
                              _____________________

                 THESE PROXY MATERIALS ARE FIRST BEING MAILED TO
                      SHAREHOLDERS ON OR ABOUT JUNE 5, 2003
                              _____________________

                                VOTING AND PROXY

         This proxy statement is being furnished in connection with the solicitation of proxies by our board of directors for use at the 2003 annual meeting of shareholders to be held at 9:00 a.m. local time on June 30, 2003 at our Beverly Hills, California offices located at 9478 West Olympic Boulevard, Beverly Hills, CA 90212, and at any adjournments of the 2003 annual meeting. When a proxy is properly executed and returned, the shares it represents will be voted according to directions noted on the proxy. If no specification is indicated, the shares will be voted "for" each of the proposals listed on the proxy. Any shareholder giving a proxy has the power to revoke it at any time before it is voted by providing written notice to our corporate Secretary, by issuance of a subsequent proxy, or by voting in person at the 2003 annual meeting.

         At the close of business on June 4, 2003, the record date for determining shareholders entitled to notice of and to vote at the 2003 annual meeting, we had issued and outstanding 52,813,699 shares of common stock, 3,400,000 shares of Series B Preferred Stock, and 2,000,000 shares of Series D Preferred Stock. We also had 125,000 shares of Series A Preferred Stock outstanding at such date, but such shares are nonvoting. Only shareholders of record at the close of business on the record date are entitled to notice of and to vote at the 2003 annual meeting or at any adjournments of the meeting.

         Each share of common stock entitles the holder of record to one vote on any matter coming before the 2003 annual meeting. Each holder of Series B Preferred stock is entitled to 10 votes for each share held by him or her, and each holder of Series D Preferred Stock is entitled to 16.67 votes for each share held by him or her. In voting for directors, because we will be treated as a "quasi-foreign corporation" under California law, shareholders entitled to vote will have cumulative voting rights (subject to the requirements set forth below), which means that the total number of votes that the shareholder may cast for the election of directors shall equal the number of directors to be elected
(5) multiplied by the number of shares held, and the stockholder may cast all of such votes for one candidate for director or may distribute the total votes among all or several candidates, as the shareholder sees fit. A shareholder may not cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting and unless the shareholder gives notice at the annual meeting, prior to voting, of an intention to cumulate votes. If any shareholder present at the annual meeting gives such notice, all shareholders may cumulate their votes.

         If cumulative voting is not invoked, the candidates receiving the highest number of votes of the shares entitled to vote for them, up to the number of directors to be elected, shall be elected. Whether or not cumulative voting is invoked, votes against a candidate and votes withheld will have no legal effect in the election of directors.

         The person or persons holding the proxies solicited by our board of directors will exercise their voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the nominees of the board of directors as they deem possible. This discretion and authority of the proxy holders may be withheld by checking the box on the proxy card marked "withhold from all nominees." However, such an instruction will also deny the proxy holders the authority to vote for any or all of the nominees of the board of directors, even if cumulative voting is not called for at the 2003 annual meeting.

         A shareholder may choose to withhold from the proxy holders the authority to vote for any of the individual candidates nominated by our board of directors by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event, the proxy holders will not cast any of the shareholder's votes for candidates whose names have been crossed out. However, the proxy holders will retain the authority to vote for the candidates nominated by the board of directors whose names have not been struck out and for any candidates who may be properly nominated at the 2003 annual meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated, he or she must appear and vote in person at the 2003 annual meeting. Ballots will be available at the 2003 annual meeting for shareholders who desire to vote in person.

         A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at a meeting of shareholders. Under Nevada law, the approval of the amendment to our Articles of Incorporation to effect a reverse stock split and the approval of our reincorporation from the State of Nevada to the State of Delaware will require the affirmative vote of the holders of a majority of all of our voting stock. You may cast your votes in favor of, or against, these proposals, or may abstain from voting on the proposals. Only votes cast "for" a matter constitute affirmative votes. Thus, a failure to vote on these proposals or an abstention will not be treated as a vote cast "for" the proposals and will have the same effect as a vote "against" the proposals.

         Under Nevada law, the ratification of the selection of Haskell & White LLP as our independent auditors requires for approval the number of votes cast in favor of ratification to exceed the number of votes cast in opposition. You may cast your votes in favor of, or against, this proposal or abstain from voting on the proposals. Since an abstention is not treated as a "vote" for or against the matter, it will not have any impact on the vote.

         "Broker non-votes" are not counted either "for" or "against" any proposals, but will be treated the same as abstentions. Thus, if the number of "broker non-votes" results in the votes "for" a proposal not equaling at least a majority of the outstanding voting shares (in the case of votes on the reverse stock split or reincorporation), the proposal will not be approved. This will be the case even though the number of votes "for" these proposals exceeds the number of votes "against" the proposal.


         We will pay the expenses of soliciting proxies for the 2003 annual meeting, including the cost of preparing, assembling and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail or by telephone, or by our directors, officers and regular employees who will not be additionally compensated. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but we reserve the option to do so if it appears that a quorum otherwise might not be obtained. The matters to be considered and acted upon at the 2003 annual meeting are referred to in the preceding notice and are discussed below more fully. Executed proxies may be delivered by facsimile transmission (fax) to our transfer agent, Stalt, Inc., at
(775) 831-3337.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)


         Our bylaws provide that there are five seats on our Board of Directors. Directors are elected annually and hold office until the next annual meeting of shareholders, until their respective successors are elected and qualified or until their earlier death, resignation or removal. It is intended that the proxies solicited by our board of directors will be voted "for" election of the following five nominees unless a contrary instruction is made on the proxy:
Silvano DiGenova, Paul Biberkraut, Lee Ittner, David Rector and Mark Cohen.

         If for any reason one or more of the nominees is unavailable as a candidate for director, an event that is not anticipated, the person named in the proxy will vote for another candidate or candidates nominated by our board of directors. However, under no circumstances may a proxy be voted in favor of a greater number of persons than the number of nominees named above.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTORS NOMINATED IN THIS PROPOSAL NO. 1.

         The current directors and executive officers of Tangible Asset Galleries, Inc. and their ages, positions, business experience and education are as follows:

       Name                   Age                 Position
       ----                   ---                 --------

Silvano DiGenova.........      41        Chairman of the Board, Chief Executive
                                         Officer, President and Director

Paul Biberkraut..........      42        Chief Financial Officer, Executive Vice
                                         President, Secretary and Director

Mark Cohen...............      42        Director
Lee Ittner...............      41        Director
David Rector.............      56        Director

         All directors hold office until the next annual meeting of shareholders and until their respective successors are elected or until their earlier death, resignation or removal. Each of our officers serves at the discretion of the board of directors. There are no family relationships between or among any of our directors, director nominees or executive officers .

DIRECTORS AND DIRECTOR NOMINEES

         SILVANO DIGENOVA is our chairman of the board, chief executive officer, president and a director. Mr. DiGenova has also served as our acting chief financial officer from September 2002 through December 2002. Mr. DiGenova founded Tangible Investments of America, what would later become our company, in 1977. Mr. DiGenova is a recognized leader in the numismatic and fine arts field. In 1986, Mr. DiGenova helped form the Professional Coin Grading Service, the first widely accepted uniform grading system for rare coins. Mr. DiGenova attended the Wharton School of Business at the University of Pennsylvania for four years. However, Mr. DiGenova left Wharton in his fourth year to develop Tangible Investments of America, and did not obtain a degree from Wharton.

         PAUL BIBERKRAUT is our executive vice president, chief financial officer, Secretary and a Director. Mr. Biberkraut has served in this role since December 2002 and previously was our Company's Vice President of Finance and chief financial officer from October 1999 to December 2000. Mr. Biberkraut has over fifteen years of experience in management roles with varying levels of responsibilities for finance, accounting, information technology, operations and human resources. Prior to returning to our company Mr. Biberkraut was a senior finance manager for information technology at PacifiCare Health Systems, Inc. from December 2000 to November 2002 and was the corporate controller of Quality Systems, Inc. from November 1997 to June 1999. Mr. Biberkraut also served as the chairman of the audit committee for an Orange County, California based credit union from 1997 to 1999 and had served as a board member, treasurer and president of an Orange County, California based not-for-profit social service agency from 1989 to 1998.

         MARK COHEN is one of our Directors. Mr. Cohen has served in this role since May, 2003. Mr. Cohen is a Certified Public Accountant licensed in the State of Florida, and since 1998 has been engaged in the practice of public accounting through his own accounting firm. Mr. Cohen has over ten years of experience in corporate accounting and finance at a management level for both public and private companies. He currently provides a wide range of accounting services, including audits of publicly traded companies.

         LEE ITTNER is one of our Directors. He has served in this role since May, 2003. Mr. Ittner is currently the Vice President for Latin America for Kyocer Wireless Corp., a position he has held since 2002. Prior to that time, Mr. Ittner was Senior Vice President of the Americas Region for Cellstar Corporation. Mr. Ittner has over 14 years of experience in both domestic and international operational management, sales and marketing, customer relations and strategic planning in the communications industry.

         DAVID RECTOR is one of our Directors. Mr. Rector has served in this role since May, 2003. Since 1992, Mr. Rector has been a principal management consultant with The David Stephen Group, where he provides executive management services for several companies, overseeing operations and strategic planning. Mr. Rector has over twenty years of experience as a senior executive focusing on general management with Fortune 100 and developmental companies.


BOARD COMMITTEES AND MEETINGS

         Our board of directors does not have an audit committee, compensation committee or a nominating committee. In the absence of an audit committee, compensation committee or a nominating committee, the entire board of directors will satisfy the duties of those committees. Selection of nominees for our board of directors is made by the entire board of directors.

         During our 2002 fiscal year, our board of directors held one meeting and took action by written consent on 26 occasions. During the 2002 fiscal year, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors held during the period for which he or she has been a director and the total number of meetings held by all committees of the board on which he or she served during the periods that he or she served.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. These officers, directors and stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all such reports that they file.

         Based solely upon a review of copies of such reports furnished to us during the fiscal year ended June 30, 2002 and thereafter, or any written representations received by us from directors, officers and beneficial owners of more than 10% of our common stock that no other reports were required, we believe that, during our 2002 fiscal year, certain Section 16(a) filing requirements were not complied with, as follows: (a) Mr. DiGenova, our chief executive officer failed to file on a timely basis Form 4s reporting the following transactions: (i) the purchase of 400,000 shares of Series B Preferred Stock, 7,000 shares of Series C Preferred Stock and a warrant to purchase 4,000,000 shares of our common stock in a transaction in April 2002; (ii) the grant of options to purchase 50,000 shares of our common stock in November 2001;
(iii) the issuance of a warrant to purchase 400,000 shares of our common stock in November 2001; (iv) the issuance of a warrant to purchase 1,402,000 shares of our common stock in July 2001; and (iv) the issuance of a warrant to purchase 1,500,000 shares of our common stock in July 2001. In addition, during the prior fiscal year, Mr. DiGenova failed to file on a timely basis, Form 4s reporting the following transactions: (i) the grant of options to purchase 500,000 shares of our common stock in June 2001; and (ii) the issuance of a warrant to purchase 1,500,000 shares of our common stock in June 2001; and (b) Mr. Deeds, the president of our wholly-owned subsidiary, Superior Galleries, Inc., failed to file on a timely basis, a Form 3 upon his appointment as an executive officer of our company in July 2001. These reports have since been filed. In addition, the following former executive officers and directors of our company failed to file any Section 16 reports with the Commission: Michael Haynes, Mali Shrinivas, Richard Viola, Yvonne E. Wong Chester, Arthur Marcus and Robert Escobio.

                       ADOPTION OF 2003 STOCK OPTION PLAN
                                  (PROPOSAL 2)

GENERAL

         Effective as of May 1, 2003, the board of directors approved our 2003 Stock Option Plan (the "2003 Plan"). The 2003 Plan is designed to enable us to offer an incentive-based compensation system to the employees, officers and directors of Tangible Asset Galleries, Inc. and its subsidiaries and to consultants who do business with us or our subsidiaries. There are currently 20 employees, officers, directors or consultants of Tangible Asset Galleries, Inc. or its subsidiaries who are eligible to participate in the 2003 Plan.

         The 2003 Plan provides for the grant of incentive stock options, or ISOs, and nonqualified stock options, or NQOs. As of May 1, 2003, no options to purchase shares of common stock were outstanding under the 2003 Plan, and 16,000,000 shares were available for issuance under the 2003 Plan. In the next several months, we intend to register on Form S-8 under the Securities Act of 1933 the issuance of our securities under the 2003 Plan. A copy of the 2003 Plan is attached as Exhibit A to this proxy statement and is described below.

SHARES SUBJECT TO THE 2003 PLAN

         A total of 16,000,000 shares of common stock are authorized for issuance under the 2003 Plan. On May 1, 2003, the closing sale price of a share of our common stock in the "Pink Sheets" was $0.02. Any shares of common stock that are subject to an option but are not used because the option is not exercised, or which are repurchased by the Company, may again be used for awards under the 2003 Plan.

ADMINISTRATION

         The 2003 Plan is administered by the Board of Directors, but also may be by an administered committee of not less than two nor more than five persons appointed by the board of directors, each of whom must be a director of Tangible Asset Galleries, Inc. It is the intent of the 2003 Plan that it be administered in a manner such that option grants and exercises would be "exempt" under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act").

         The Board or the committee appointed by it is empowered to select those eligible persons to whom options shall be granted under the 2003 Plan, to determine the time or times at which each option shall be granted, whether options will be ISOs or NQOs, and the number of shares to be subject to each option, and to fix the time and manner in which each such option may be exercised, including the exercise price and option period, and other terms and conditions of such options, all subject to the terms and conditions of the 2003 Plan. The Board or the committee appointed by it has sole discretion to interpret and administer the 2003 Plan, and its decisions regarding the 2003 Plan are final.

         The 2003 Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time and from time to time by the Board. The Board may not make any amendment which adversely affects any outstanding options without the express consent of the optionee, except as may be necessary, in the opinion of counsel, to comply with any applicable law. In addition, unless approved by the shareholders, the Board may not increase the number of shares subject to the 2003 Plan, amend the Plan so as to change the manner of determining the option exercise price, change the class of persons eligible to receive options under the Plan, or extend the maximum duration of the Plan or of any option granted thereunder. No option may be granted under the 2003 Plan after April 30, 2013.

OPTION TERMS

         ISOs granted under the 2003 Plan must have an exercise price of not less than 100% of the fair market value of the common stock on the date the ISO is granted and must be exercised, if at all, within ten years from the date of grant. In the case of an ISO granted to an optionee who owns more than 10% of the total voting securities of Tangible Asset Galleries, Inc. on the date of grant, such exercise price shall be not less than 110% of fair market value on the date of grant, and the option period may not exceed five years. NQOs granted under the 2003 Plan must have an exercise price of not less than 85% of the fair market value of the common stock on the date the NQO is granted.

         Options may be exercised during a period of time fixed by the Board or the committee, not to exceed ten years from the date of grant, except that no ISO may be exercised earlier than six months after the date of grant. In the discretion of the Board or the committee, payment of the purchase price for the shares of stock acquired through the exercise of an option may be made in cash, shares of our common stock or a combination of cash and shares of our common stock.

FEDERAL INCOME TAX CONSEQUENCES

     NQOS

         Holders of NQOs do not realize income as a result of a grant of the option, but normally realize compensation income upon exercise of an NQO to the extent that the fair market value of the shares of common stock on the date of exercise of the NQO exceeds the exercise price paid. We will be required to withhold taxes on ordinary income realized by an optionee upon the exercise of a NQO.

         In the case of an optionee subject to the "short-swing" profit recapture provisions of Section 16(b) of the Exchange Act, the optionee realizes income only upon the lapse of the six-month period under Section 16(b), unless the optionee elects to recognize income immediately upon exercise of his or her option.

     ISOS

         Holders of ISOs will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares, long-term capital gain will normally be recognized on the full amount of the difference between the amount realized and the option exercise price paid if no disposition of the shares has taken place within either two years from the date of grant of the option or one year from the date of exercise. If the shares are sold or otherwise disposed of before the end of the one-year or two-year periods, the holder of the ISO must include the gain realized as ordinary income to the extent of the lesser of the fair market value of the option stock minus the option price, or the amount realized minus the option price. Any gain in excess of these amounts, presumably, will be treated as capital gain. We will be entitled to a tax deduction in regard to an ISO only to the extent the optionee has ordinary income upon the sale or other disposition of the option shares.

         Upon the exercise of an ISO, the amount by which the fair market value of the purchased shares at the time of exercise exceeds the option price will be an "item of tax preference" for purposes of computing the optionee's alternative minimum tax for the year of exercise. If the shares so acquired are disposed of prior to the expiration of the one-year and two-year periods described above, there should be no "item of tax preference" arising from the option exercise.

POSSIBLE ANTI-TAKEOVER EFFECTS

         Although not intended as an anti-takeover measure by the board of directors, one of the possible effects of the 2003 Plan could be to place additional shares, and to increase the percentage of the total number of shares outstanding, in the hands of our directors and officers. Such persons may be viewed as part of, or friendly to, incumbent management and may, therefore, under certain circumstances be expected to make investment and voting decisions in response to a hostile takeover attempt that may serve to discourage or render more difficult the accomplishment of such attempt.

         In addition, all outstanding options shall become immediately exercisable with respect to the full number of shares subject to such options upon execution of an agreement to sell all or substantially all of the assets or capital stock of the Company, whether by sale, merger or otherwise (provided that such option shall not be accelerated to become exercisable earlier than six months after the option grant date). In the opinion of the board of directors, such an acceleration provision merely ensures that optionees under the 2003 Plan will be able to exercise their options as intended by our board of directors and stockholders prior to any such extraordinary corporate transaction which might serve to limit or restrict such right. The board of directors is, however, presently unaware of any threat of hostile takeover involving our company.

REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of a majority of the shares of voting stock represented and voting on this proposal will constitute stockholder approval of the 2003 Plan. As noted above, the board of directors has approved the 2003 Plan. Stockholders should be aware, however, that the board of directors may be viewed as having a conflict of interest in approving, and recommending that stockholders approve, the 2003 Plan.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2003 PLAN.

                    AMENDMENT TO ARTICLES OF INCORPORATION TO
                   EFFECT A ONE-FOR-TWENTY REVERSE STOCK SPLIT
                 OF TANGIBLE ASSET GALLERIES, INC. COMMON STOCK
                                  (PROPOSAL 3)

GENERAL

         As of May 1, 2003, 52,813,699 shares of our common stock were outstanding and the per share closing price of our common stock on that date was $0.02. In order to reduce the number of shares of common stock outstanding, the board of directors and the holders of a majority of the outstanding voting shares have adopted a resolution approving an amendment to our Articles of Incorporation to effect a one-for-twenty reverse stock split of our common stock.

         Pursuant to this approval, we will file an amendment to our Articles of Incorporation ("Amendment") with the Secretary of State of the State of Nevada through which every twenty shares of common stock issued and outstanding will be converted into one fully paid and nonassessable share of common stock, with any fractional shares that result from such reverse stock split to be rounded up to the nearest whole share of common stock. The reverse stock split will not change the number of authorized shares of common stock or preferred stock or the par value of our common stock or preferred stock. However, the conversion rate applicable to our outstanding convertible preferred stock will be adjusted when the reverse stock split becomes effective, so that the shares of preferred stock surrendered for conversion after such date shall be entitled to receive the number of shares of common stock that the holder of such preferred shares would have been entitled to receive had the preferred shares been converted immediately prior to such date. In addition, upon the effectiveness of the reverse stock split, our outstanding warrants and options will automatically be adjusted so that they cover a proportionately lower number of shares and a proportionally higher exercise price.

         Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding after the reverse stock split as such stockholder did immediately prior to the split.

PURPOSE

         In order to reduce the number of shares of our common stock outstanding and thereby attempt to proportionally raise the per share price of our common stock, the board of directors has determined that a reverse stock spit is desirable in order to: (i) encourage greater investor interest in our common stock by making the stock price more attractive to the many investors, particularly institutional investors, who refrain from investing in lower priced stocks; and (ii) reduce trading fees and commissions incurred by stockholders, since these costs are based to a significant extent on the number of shares traded.

         The board of directors believes that the reverse stock split may help encourage greater interest in our common stock. The board of directors believes that the current market price of our common stock may impair its acceptability to institutional investors, professional investors and other members of the investing public. Many institutional and other investors look upon stock trading at low prices as unduly speculative in nature and, as a matter of policy, avoid investing in such stocks. If effected, the reverse stock split would reduce the number of outstanding shares of our common stock and, we believe, increase the trading price of our common stock. The board of directors believes that raising the trading price of our common stock will increase the attractiveness of our common stock to the investment community and possibly promote greater liquidity for our existing stockholders.

         Because broker commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of our common stock, in the absence of the reverse stock split, may continue to result in individual stockholders paying transaction costs (commissions, markups or markdowns) which are a higher percentage of their total share value than would be the case if the share price was substantially higher. For this reason, individual and institutional investors may be unwilling to purchase our common stock at its current market price.

         Our common stock currently trades in the "Pink Sheets," although we plan to file an application soon to have these securities listed on the OTC Bulletin Board(R).

         The board of directors reserves its right to elect not to proceed with the reverse stock split if it determines, in its sole discretion, that the split is no longer in the best interests of Tangible Asset Galleries, Inc. and our stockholders.

RISKS ASSOCIATED WITH THE REVERSE STOCK SPLIT

WE CANNOT ASSURE YOU THAT THE TOTAL MARKET CAPITALIZATION OF OUR COMMON STOCK AFTER THE PROPOSED REVERSE STOCK SPLIT WILL BE EQUAL TO OR GREATER THAN THE TOTAL MARKET CAPITALIZATION BEFORE THE PROPOSED REVERSE STOCK SPLIT OR THAT THE PER SHARE MARKET PRICE OF OUR COMMON STOCK FOLLOWING THE REVERSE STOCK SPLIT WILL EITHER EXCEED OR REMAIN HIGHER THAN THE CURRENT PER SHARE MARKET PRICE.

         There can be no assurance that the market price per new share of our common stock (the "New Shares") after the reverse stock split will rise or remain constant in proportion to the reduction in the number of old shares of our common stock (the "Old Shares") outstanding before the reverse stock split. For example, based on the closing market price of our common stock on May 1, 2003 of $0.02 per share, if the board of directors decided to implement the reverse stock split, there can be no assurance that the post-split market price of our common stock would be $0.40 per share or greater. Accordingly, the total market capitalization of our common stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split and, in the future, the market price of our common stock following the reverse stock split may not exceed or remain higher than the market price prior to the proposed reverse stock split. In many cases, the total market capitalization of a company following a reverse stock split is lower than the total market capitalization before the reverse stock split.

WE CANNOT ASSURE YOU THAT THE REVERSE STOCK SPLIT WILL RESULT IN A PER SHARE PRICE THAT WILL ATTRACT INVESTORS AND BROKERS.

         While the board of directors believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per share price that will attract investors and brokers.

A DECLINE IN THE MARKET PRICE FOR OUR COMMON STOCK AFTER THE REVERSE STOCK SPLIT MAY RESULT IN A GREATER PERCENTAGE DECLINE THAN WOULD OCCUR IN THE ABSENCE OF A REVERSE STOCK SPLIT, AND THE LIQUIDITY OF OUR COMMON STOCK COULD BE ADVERSELY AFFECTED FOLLOWING A REVERSE STOCK SPLIT.

         The market price of our common stock will also be based on our financial performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of a reverse stock split. In many cases, both the total market capitalization of a company and the market price of a share of such company's common stock following a reverse stock split are lower than they were before the reverse stock split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

PRINCIPAL EFFECTS OF THE REVERSE STOCK SPLIT

         CORPORATE MATTERS. The reverse stock split will have the following effects:

                  1. twenty Old Shares owned by a stockholder would be exchanged for one New Share;

                  2. the number of shares of our common stock issued and outstanding will be proportionately reduced;

                  3. proportionate adjustments will be made to the per share exercise or conversion price and the number of shares issuable upon the conversion of our outstanding Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock, or upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of our common stock, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the reverse stock split;

                  4. the number of shares reserved for issuance under our existing stock option plan will be reduced proportionately.

         FRACTIONAL SHARES. No scrip or fractional certificates will be issued in connection with the reverse stock split. Instead, any fractional share that results from the reverse stock split will be rounded up to the next whole share of our common stock.

         If approved and effected, the reverse stock split will result in some stockholders owning "odd lots" of less than 100 shares of our common stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

         AUTHORIZED SHARES. Upon the effectiveness of the reverse stock split, the number of authorized shares of common stock that are not issued or outstanding would increase due to the reduction in the number of shares of our common stock issued and outstanding. As of May 1, 2003, we had 250,000,000 shares of common stock and 15,000,000 shares of preferred stock authorized, of which 1,400,000 shares were designated Series A Preferred Stock, 3,400,000 shares were designated Series B Preferred Stock, and 2,000,000 shares were designated as Series D Preferred Stock. As of May 1, 2003, there were issued and outstanding, 52,813,699 shares of common stock, 125,000 shares of Series A Preferred Stock, 3,400,000 shares of Series B Preferred Stock and 2,000,000 shares of Series D Preferred Stock. Authorized but unissued shares will be available for issuance, and we may issue such shares in financings or otherwise. If we issue additional shares, the ownership interest of holders of our common stock may also be diluted. Also, the issued shares may have rights, preferences or privileges senior to those of our common stock.

         ACCOUNTING MATTERS. The reverse stock split will not affect the par value of our common stock. As a result, as of the effective time of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our common stock will be increased because there will be fewer shares of our common stock outstanding.

         POTENTIAL ANTI-TAKEOVER EFFECT. Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our board of directors or contemplating a tender offer or other transaction for the combination of Tangible Asset Galleries with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate our shares of common stock or obtain control of Tangible Asset Galleries, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders. Other than the reverse stock split proposal, our board of directors does not currently contemplate recommending the adoption of any other amendments to our Articles of incorporation that could be construed to affect the ability of third parties to take over or change the control of Tangible Asset Galleries, Inc.

PROCEDURE FOR EFFECTING REVERSE STOCK SPLIT AND EXCHANGE OF STOCK CERTIFICATES

         In order to implement the reverse stock split, we will file the Amendment with the Secretary of State of the State of Nevada to amend our existing articles of incorporation. The reverse stock split will become effective at the time specified in the Amendment, which is referred to below as the "effective time." Beginning at the effective time, each certificate representing Old Shares will be deemed for all corporate purposes to evidence ownership of New Shares. The text of the Amendment to effect the reverse stock split, if implemented by the board of directors, would be in substantially the form attached hereto as Exhibit B. The text of the form of Amendment attached to this proxy statement is subject to modification to include such changes as may be required by the Office of the Secretary of State of the State of Nevada and as the board of directors deems necessary and advisable to effect the reverse stock split, including the insertion of the effective time determined by the board of directors.

         As soon as practicable after the effective time, stockholders will be notified that the reverse stock split has been effected. We expect that our transfer agent, Stalt, Inc., will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of Old Shares will not be asked to surrender to the exchange agent certificates representing Old Shares in exchange for certificates representing New Shares, although they may do so if they wish. However, no new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the exchange agent. Any Old Shares submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will automatically be exchanged for New Shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

NO DISSENTERS' RIGHTS

         Under the Nevada Revised Statutes, our stockholders are not entitled to dissenters' rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT

         The following is a summary of certain material federal income tax consequences of the reverse stock split, does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the Old Shares were, and the New Shares will be, held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder's own tax advisor with respect to the tax consequences of the reverse stock split.

         No gain or loss should be recognized by a stockholder upon such stockholder's exchange of Old Shares for New Shares pursuant to the reverse stock split. The aggregate tax basis of the New Shares received in the reverse stock split (including any fraction of a New Share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the Old Shares exchanged therefor. The stockholder's holding period for the New Shares will include the period during which the stockholder held the Old Shares surrendered in the reverse stock split.

         Our view regarding the tax consequences of the reverse stock split is not binding on the Internal Revenue Service or the courts. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REVERSE STOCK SPLIT.

REQUIRED VOTE OF STOCKHOLDERS

         The affirmative vote of a majority of the shares of voting stock outstanding on the Record Date will be required to approve this proposal.

BOARD RECOMMENDATION

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO GRANT AUTHORITY TO OUR BOARD OF DIRECTORS TO AMEND OUR ARTICLES OF INCORPORATION TO EFFECT A ONE-FOR-TWENTY REVERSE STOCK SPLIT OF OUR COMMON STOCK AT ANY TIME PRIOR TO DECEMBER 31, 2003.

            REINCORPORATION OF TANGIBLE ASSET GALLERIES, INC. IN THE
                    STATE OF DELAWARE; CORPORATE NAME CHANGE
                                  (PROPOSAL 4)

         Our board of directors has unanimously approved a proposal to reincorporate our company in the State of Delaware. This reincorporation will, if approved by the shareholders, be effected by merging Tangible Asset Galleries, Inc. with and into Superior Galleries, Inc., its wholly-owned subsidiary incorporated in the State of Delaware, pursuant to an agreement and plan of merger to be entered into by and between these two companies. The form of Agreement and Plan of Merger is included as Exhibit C to this proxy statement. Our board recommends that the shareholders approve and adopt the reincorporation of Tangible Asset Galleries, Inc. in the State of Delaware.

         We presently have another wholly owned subsidiary named Superior Galleries, Inc., which is incorporated in California and through which our auction operations are conducted. This California corporation will continue to exist, following the reincorporation merger, for some period of time, as a separate subsidiary, but will change its corporate name, just prior to the reincorporation, to "Superior Galleries Beverly Hills, Inc." Except as expressly stated in the following discussion, all references to "Superior Galleries, Inc." mean the newly organized Delaware corporation formed in connection with the reincorporation merger, and not the presently existing California subsidiary corporation, which is referred to in this discussion as Superior Galleries Beverly Hills.

         Prior to the reincorporation merger, Superior Galleries, Inc. shall have no material amount of assets or liabilities. In the reincorporation, Tangible Asset Galleries, Inc. will merge with and into Superior Galleries, Inc., and Superior Galleries, Inc. will be the corporation surviving the merger. As a result of the merger, the surviving corporation will retain the corporate name "Superior Galleries, Inc." The address of the principal executive offices of the surviving corporation will remain 9478 West Olympic Boulevard, Beverly Hills, California 90212.

REASONS FOR THE REINCORPORATION

         Our board of directors believes that the reincorporation in Delaware will provide added flexibility for both the management and business of Tangible Asset Galleries, Inc. Delaware is recognized both domestically and internationally as a favorable legal and regulatory environment within which to operate a corporation business. This environment should enhance our operations and our ability to effect future acquisitions and other transactions. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the interpretation of Delaware law, resulting in greater predictability with respect to corporate legal affairs. Thus, for example, in relation to other states Delaware provides greater guidance to directors in the context of dealing with major transactions, including potential changes in corporate control, as well as other more general corporate matters. As a result, various major companies have either incorporated or have subsequently reincorporated in Delaware.

THE REINCORPORATION MERGER

         AGREEMENT AND PLAN OF MERGER. The reincorporation will be effected through the reincorporation merger. As a result of the reincorporation merger, Tangible Asset Galleries, Inc. will be merged into Superior Galleries, Inc. which will succeed to all of the rights, properties, assets and liabilities of Tangible Asset Galleries, Inc. The terms and conditions of the reincorporation merger are set forth in the Agreement and Plan of Merger, and the summary of the terms and conditions of the reincorporation merger set forth below is qualified by reference to the full text of the Agreement and Plan of Merger included as Exhibit C to this information statement.

         MANAGEMENT AND CHARTER DOCUMENTS. Following the reincorporation, the composition of our board of directors will remain the same, and the rights of stockholders and our corporate affairs will be governed by the Delaware General Corporation Law (the "DGCL") and the restated certificate of incorporation and bylaws of Superior Galleries, Inc. rather than by the Nevada Business Corporation Law (the "NBCL") and the articles of incorporation, as amended, and bylaws of Tangible Asset Galleries, Inc. Set forth below, under the heading "Delaware and Nevada Corporate Laws," is a comparison of the material rights of shareholders and matters of corporate governance before and after the reincorporation in Delaware.

         CERTIFICATE OF INCORPORATION AND BYLAWS OF SUPERIOR GALLERIES, INC. The certificate of incorporation and bylaws of Superior Galleries, Inc. are included as Exhibit D and Exhibit E to this proxy statement, respectively. The description of the certificate of incorporation and bylaws of Superior Galleries, Inc. set forth herein is qualified by reference to the full text of the certificate of incorporation and bylaws attached to this proxy statement. The articles of incorporation, as amended, and bylaws of Tangible Asset Galleries, Inc. are available for inspection by our shareholders at the principal offices of Tangible Asset Galleries, Inc. located at 9478 West Olympic Boulevard, Beverly Hills, California 90212.

         CAPITALIZATION. Tangible Asset Galleries, Inc.'s current articles of incorporation, as amended, authorize 265,000,000 shares of capital stock, consisting of 250,000,000 shares of common stock, par value $0.001 per share, and 15,000,000 shares of preferred stock, par value $0.001 per share. As of May 1, 2003, there were 52,813,699 shares of common stock, 125,000 shares of Series A Preferred Stock, 3,400,000 shares of Series B Preferred Stock and 2,000,000 shares of Series D Preferred Stock issued and outstanding. There were no shares of Series C Preferred Stock outstanding at that date.

         Superior Galleries, Inc.'s certificate of incorporation authorizes 22,500,000 shares of capital stock consisting of 12,500,000 shares of common stock, par value $0.001 per share and 10,000,000 shares of preferred stock, par value $0.001 per share. The certificate of incorporation authorizes Series A Preferred Stock, Series B Preferred Stock and Series D Preferred Stock having the same rights, preferences and privileges (except as provided below) as the outstanding securities of the same designation for Tangible Asset Galleries, Inc. The authorized number of shares of each of these series of preferred stock is equal to the total number of outstanding shares of such class. As of the date of the Annual Meeting, all 100 issued and outstanding shares of common stock of Superior Galleries, Inc. will be held by Tangible Asset Galleries, Inc. Upon consummation of the reincorporation merger, the 100 issued shares will be cancelled.

         CONVERSION OF SHARES. Upon the effectiveness of the reincorporation merger, and without any action on the part of Tangible Asset Galleries, Inc. or the holder of any securities of Tangible Asset Galleries, Inc., except for shares held by a dissenting shareholder, every outstanding share of common stock of Tangible Asset Galleries, Inc. will be automatically converted into one share of, except as provided below, common stock of Superior Galleries, Inc. Each share of our outstanding preferred stock will be converted in the reincorporation merger into one share of preferred stock of Superior Galleries, Inc., and will have the same rights, preferences and privileges as it had prior to the reincorporation merger. Each outstanding certificate representing shares of stock of Tangible Asset Galleries, Inc. of any class will represent the same number of shares of stock of Superior Galleries, Inc. of the same class, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of stock of Superior Galleries, Inc.

         The current Certificate of Designation for our Series B Preferred Stock provides that in case of the liquidation of Tangible Asset Galleries, Inc., the Series B Preferred Stock will have a liquidation preference that is senior to that of our outstanding Series D Preferred Stock. However, the holders of those securities have separately agreed that in the case of a liquidation, they will have the same liquidation preferences. The Certificates of Designation for the Superior Galleries, Inc. Series B Preferred Stock and Series D Preferred Stock incorporate that agreement, and therefore differ in this respect from the Certificates of Designation of Tangible Asset Galleries, Inc. that are presently of record. Although the Certificates of Designation of the two companies have this difference, the rights of the holders of these securities are not affected by the reincorporation merger since they had already agreed among themselves that they would have equivalent liquidation preferences. There are currently two holders of Series B Preferred Stock and one holder of Series D Preferred Stock.

         Furthermore, approval of the Reincorporation Merger will be deemed to be approval of an amendment to the Certificate of Designation for our Series A Preferred Stock, in order to clarify an ambiguity in that Certificate. As presently drafted, that Certificate of Designation provides that the Series A Preferred Stock will automatically convert into common stock of Tangible Asset Galleries upon any merger in which Tangible Asset Galleries is not the survivor. Literally read, this provision would result in automatic conversion of the Series A Preferred Stock upon the closing of the reincorporation merger. However, we believe that it was not the intent of our company or of the purchasers of the Series A Preferred Stock that there be automatic conversion into common stock as a result of a reincorporation merger where the ownership of Tangible Asset Galleries, Inc. (or its successor) was not changed. Accordingly, your approval of the reincorporation merger will be deemed to be approval of an amendment to the Certificate of Designation for the Series A Preferred Stock to provide that the term requiring automatic conversion of the Series A Preferred Stock into common stock as a result of merger in which Tangible Asset Galleries, Inc. is not the survivor does not apply in the case of a merger effected for the purpose of changing our place of corporate domicile.

         IT WILL NOT BE NECESSARY FOR OUR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES UPON CONSUMMATION OF THE REINCORPORATION. HOWEVER, SHAREHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOOSE.


         TRADING OF OUR COMMON STOCK. The common stock of Tangible Asset Galleries, Inc. currently trades in the "Pink Sheets," under the symbol TAGZ, although we plan to apply for listing of these securities on the OTC Bulletin Board. Upon consummation of the reincorporation merger, the common stock of Superior Galleries, Inc. will continue to be traded without interruption, and delivery of existing stock certificates of Tangible Asset Galleries, Inc. will constitute "good delivery" of stock certificates representing shares of stock of any class in stock transactions effected after the reincorporation merger. Prior to the completion of the reincorporation, we will be notified of a new trading symbol for Superior Galleries, Inc., which will be effective after the merger is completed.

         EFFECT ON STOCK OPTION PLANS. As a result of the reincorporation merger, Superior Galleries, Inc. will assume all of the outstanding options and stock option plans of Tangible Asset Galleries, Inc. Approval of the reincorporation merger, therefore, by the shareholders will be deemed to be approval by the shareholders, for all relevant purposes, of the stock option plans and stock options assumed by Superior Galleries, Inc. in the merger.

         GOVERNMENTAL FILINGS. Except for the filing of the articles of merger and a certificate of merger in Nevada and Delaware, respectively, there are no state or federal regulatory requirements or approvals necessary to consummate the reincorporation merger that have not been obtained.

         APPROVAL, EFFECTIVENESS. The reincorporation merger must be approved by the holders of a majority of our outstanding voting securities. The reincorporation merger is expected to become effective as soon as practicable after all other conditions to the reincorporation merger have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the reincorporation merger. Prior to its effectiveness, however, the reincorporation merger may be abandoned by our board of directors if, for any reason, the board of directors determines that consummation of the reincorporation merger is no longer in the best interest of Tangible Asset Galleries, Inc. and its shareholders or if we receive demands for exercise of dissenters' rights from holders of voting stock of Tangible Asset Galleries, Inc. representing more than one percent of our issued and outstanding shares of any class.

DISSENTERS' RIGHTS

         The following discussion is not a complete statement of the law pertaining to dissenters' rights under the NBCL and is qualified in its entirety by the full text of Sections 92A.300 to 92A.500 of the NRS, which is reprinted in its entirety as Exhibit F.

         Holders of Tangible Asset Galleries, Inc. common and preferred stock who do not approve the reincorporation merger may, under certain circumstances and by following the procedure prescribed by the NRS, exercise dissenters' rights and obtain payment of the "fair value" of their shares of Tangible Asset Galleries, Inc. common stock. For purposes of dissenters' rights under the NRS, "fair value" means the value of the shares immediately before the effectuation of the reincorporation merger, excluding any appreciation or depreciation in anticipation of the reincorporation merger unless exclusion would be inequitable.

         Under NRS Section 92A.420, a stockholder who does not approve the reincorporation merger and who wishes to assert dissenter's rights must deliver to Tangible Asset Galleries, Inc., before the vote on the reincorporation merger is taken, written notice of such shareholder's intent to demand payment for his shares if the proposed reincorporation merger is effectuated and must not vote his shares in favor of the proposed reincorporation merger. A shareholder who does not adequately satisfy the foregoing requirements is not entitled to payment for his shares.

         Any holder of Tangible Asset Galleries, Inc. common stock who wishes to exercise his dissenter's rights, or who wishes to preserve his right to do so, should review the following discussion and Exhibit F carefully. Failure to comply timely and properly with the procedures specified in Sections 92A.300 to 92A.500 of the NRS will result in the loss of dissenter's rights.

         If the proposed reincorporation merger is authorized and approved at the special meeting, Tangible Asset Galleries, Inc. must deliver a written dissenters' notice to all shareholders who satisfied the requirements of Section 92A.420 of the NRS no later than ten days after such approval. A shareholder who is sent such a dissenters' notice must then timely demand payment, certify whether he acquired beneficial ownership of the shares before the date set forth in the dissenters' notice and deposit his shareholder's certificates in accordance with the terms of the dissenters' notice. The dissenters' notice we send must specify a date by which we must receive the dissenters' demands for payment, which date shall be not less than 30 and not more than 60 days after the date the notice is delivered.

         A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares. Payment will be made to a dissenting shareholder for his shares as soon as the proposed reincorporation merger is consummated, unless the NRS permits Tangible Asset Galleries, Inc. to, and Tangible Asset Galleries, Inc. elects to, withhold payment. Tangible Asset Galleries, Inc. may elect to withhold payment from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or shareholders of the terms of the proposed reincorporation merger. To the extent Tangible Asset Galleries, Inc. elects to withhold such payment, after consummating the proposed reincorporation merger, it shall estimate the fair value of the shares and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand.

         A dissenter may notify the corporation in writing of his own estimate of the fair value of the shares held by him and demand payment of his estimate, or reject the corporation's offer and demand payment of the fair value of the shares held by him, if the dissenter believes that the amount paid is less than the fair value of his shares.

         If a demand for payment remains unsettled, we must commence a proceeding within 60 days after receiving the payment demand and petition the circuit or superior court of Clark County, Nevada, the location of our registered office in the State of Nevada, to determine the fair value of the shares. If we do not timely commence the proceeding, we must pay each dissenter whose demand remains unsettled the amount demanded.

         All dissenters (whether or not residents of the State of Nevada) whose demands remain unsettled must be made parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents of the State of Nevada may be served by registered or certified mail or by publication as provided by law.

         The court in which a proceeding is commenced may assess the fees, costs and expenses of such proceedings, including the reasonable compensation and expenses of appraisers appointed by the court, and counsel and experts fees for the respective parties, in amounts the court finds equitable, either (a) against Tangible Asset Galleries, Inc. and in favor of any or all dissenters if the court finds we did not substantially comply with the requirements of Sections 91A.300 to 92A.500 of the NRS, (b) against either Tangible Asset Galleries, Inc. or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by Sections 92A.300 to 92A.500 of the NRS. Additionally, if the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against Tangible Asset Galleries, Inc., the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

         ALL WRITTEN NOTICES TO TANGIBLE ASSET GALLERIES, INC. SHOULD BE SENT OR DELIVERED TO:

                  Paul Biberkraut
                  Chief Financial Officer
                  Tangible Asset Galleries, Inc. Inc.
                  9478 West Olympic Boulevard
                  Beverly Hills, California  90212

         Any dissenting shareholder who has duly demanded payment for his shares under Sections 92A.300 to 92A.500 of the NRS will not after the effective time of the reincorporation merger, be entitled to vote the shares subject to such demand for any purposes or be entitled to the payment of dividends or other distributions on such shares (except dividends or other distributions payable to shareholders of record as of the date prior to the effective time of the reincorporation).

         If any holder of Tangible Asset Galleries, Inc. common or preferred stock who demands payment for his shares fails to perfect, or effectively withdraws or loses his or her right to such payment for his shares, the shares of such holder will be converted to shares of Superior Galleries, Inc. as contemplated by the reincorporation merger. A dissenting shareholder will not be entitled to payment for his shares if: (a) the reincorporation merger is abandoned; (b) the shares are transferred prior to their deposit as required in the dissenters' notice; (c) the dissenting shareholder fails to make a timely written demand for payment along with a certification regarding whether he acquired beneficial ownership of the shares before the date set forth in the dissenters' notice; or (d) with our consent, the shareholder delivers to us a written withdrawal of such shareholder's demand for payment for his shares.

         FAILURE TO FOLLOW THE STEPS REQUIRED BY SECTIONS 92A.300 TO 92A.500 OF THE NRS FOR PERFECTING DISSENTERS' RIGHTS MAY RESULT IN THE LOSS OF SUCH RIGHTS (IN WHICH EVENT A SHAREHOLDER WILL BE ENTITLED TO RECEIVE THE NUMBER OF SUPERIOR GALLERIES, INC. SHARES AS CONTEMPLATED BY THE REINCORPORATION MERGER). IN VIEW OF THE COMPLEXITY OF THE PROVISIONS OF THESE RULES, SHAREHOLDERS WHO ARE CONSIDERING DISSENTING TO THE REINCORPORATION MERGER SHOULD CONSULT THEIR OWN LEGAL ADVISORS.

ACCOUNTING TREATMENT OF THE REINCORPORATION

         The reincorporation will have no accounting implications on the historical financial statements of Tangible Asset Galleries, Inc.

FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

         Subject to the limitations, qualifications and exceptions described herein, and assuming the reincorporation merger qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following tax consequences generally should result:

         1. A holder of Tangible Asset Galleries, Inc. common or preferred stock or should not recognize gain or loss upon receipt of Superior Galleries, Inc. common or preferred stock pursuant to the reincorporation.

         2. The aggregate tax basis of the Superior Galleries, Inc. common or preferred stock received pursuant to the reincorporation should be equal to the aggregate tax basis of the Tangible Asset Galleries, Inc. common or preferred stock surrendered in exchange therefor.

         3. The holding period of the Superior Galleries, Inc. common or preferred stock should include the period during which such shareholder held the corresponding share of Tangible Asset Galleries, Inc. common or preferred stock prior to the reincorporation, provided such shareholder held the corresponding share as a capital asset at the time of the reincorporation.

         In addition, Tangible Asset Galleries, Inc. should not, prior to or after the reincorporation, recognize gain or loss as a result of the reincorporation, and the tax attributes of Superior Galleries, Inc. will remain the same as those of Tangible Asset Galleries, Inc. after the reincorporation.

         The foregoing summary of material federal income tax consequences is included for general information only and does not address all income tax consequences to all of our shareholders. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended, Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service, all of which are subject to change, possibly with retroactive effect. Holders of common or preferred stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed reincorporation in light of their personal circumstances and the consequences under state, local and foreign tax laws.

NO CHANGE IN REPORTING STATUS

         The proposed reincorporation of Tangible Asset Galleries, Inc. as a Delaware corporation will have no effect upon Tangible Asset Galleries, Inc.'s status as a reporting company for federal securities law purposes.

BOARD OF DIRECTORS RESERVATION OF RIGHTS

         The board of directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the reincorporation merger, if at any time prior to consummating such reincorporation, the board of directors, in its sole discretion, determines that it is no longer in the best interests of the corporation or its shareholders. The board of directors may also elect not the proceed with the reincorporation if Tangible Asset Galleries, Inc. receives demands for the exercise of dissenters' rights from holders of shares of common or preferred stock representing more than one percent of our issued and outstanding shares of common or preferred stock. In addition, the board of directors reserves the right to consummate the reincorporation merger for up to twelve months following shareholder approval thereof at the meeting. However, at the present time, the board of directors intends to proceed with the reincorporation of Tangible Asset Galleries, Inc. with and into Superior Galleries, Inc., as presented herein without delay.

CHANGE OF CORPORATE NAME

         As a result of the reincorporation merger, the surviving corporation will retain the corporate name "Superior Galleries, Inc."

DELAWARE AND NEVADA CORPORATE LAWS

         The following discussion includes a summary of the material differences between the rights of Tangible Asset Galleries, Inc.'s shareholders before and after the reincorporation. In most cases, the rights of shareholders before and after the reincorporation are substantially similar, with changes having been made to the corporate charter documents to maintain this substantial similarity. In other cases, there are differences that might be considered material, and these differences may be understood from the following comparison.

     BOARD OF DIRECTORS
     ------------------

         TANGIBLE ASSET GALLERIES, INC. Our bylaws state that our board of directors will consist of five members and may be increased or decreased from time to time by amendment to the bylaws. Each director is entitled to serve until his successor is elected and qualified. Directors may be removed for or without cause by an affirmative vote of a majority of the shares entitled to vote at a special or annual meeting of the shareholders.

         SUPERIOR GALLERIES, INC. The certificate of incorporation of Superior Galleries, Inc. provides that the number of directors which shall constitute the board of directors of Superior Galleries, Inc. will be fixed from time to time by, or in the manner provided in, the bylaws of Superior Galleries, Inc. or in an amendment thereof duly adopted by the board of directors or the stockholders of Superior Galleries, Inc. Superior Galleries, Inc.'s bylaws provides that the board of directors shall be not less than three nor more than seven. The board of directors has fixed the number of directors at five. This number may be changed by a duly adopted amendment to the certificate of incorporation or by an amendment to the bylaws duly adopted by the vote or written consent of the holders of a majority of the stock issued and outstanding and entitled to vote or by resolution of a majority of the board of directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires. Each director is entitled to serve until his successor is elected and qualified or until his earlier death, resignation or removal. Directors may be removed for or without cause by a majority of the stockholders entitled to vote at a special or annual meeting of the stockholders.

         If the shareholders approve and adopt the reincorporation proposal, all members of the board of directors immediately prior to the reincorporation merger shall continue as members of the board of directors of Superior Galleries, Inc. The term of such directors will expire upon the election and qualification of each such director's successor at the 2004 annual meeting of stockholders of Superior Galleries, Inc.

     LIMITATION OF DIRECTOR OR OFFICER LIABILITY
     -------------------------------------------

         TANGIBLE ASSET GALLERIES, INC. Our articles of incorporation, as amended, provide that our directors or officers shall not be liable to Tangible Asset Galleries, Inc. or its shareholders for damages for a breach of fiduciary duty as a director or officer, except that such provision does not eliminate or limit the liability of a director for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or for the payment of dividends in violation of the statutory requirements of the Nevada Revised Statutes.

         SUPERIOR GALLERIES, INC. Superior Galleries, Inc.'s certificate of incorporation provides that directors of Superior Galleries, Inc. will not be liable personally to Superior Galleries, Inc. or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability: (a) for any breach of the director's duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL for unlawful payment of a dividend or approval of an unlawful stock redemption or repurchase, or (d) for any transaction from which the director derived any improper personal benefit. Additionally, if the DGCL is subsequently amended, then the liability of a director of Superior Galleries, Inc. shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. This provision protects Superior Galleries, Inc. directors against personal liability for monetary damages from breaches of their duty of care. Under Delaware law, absent adoption of this provision in the Superior Galleries, Inc. certificate of incorporation, directors can be held liable for gross negligence in connection with decisions made on behalf of the corporation in the performance of their duty of care, but may not be liable for simple negligence.

         We believe that the provisions of Superior Galleries, Inc.'s certificate of incorporation relating to limitations on the liability of directors, though similar to those included in the Tangible Asset Galleries, Inc. articles of incorporation, are likely to be easier to apply to a specific situation, as a result of the much more developed case law that considers the Delaware provisions.

     INDEMNIFICATION

         TANGIBLE ASSET GALLERIES, INC. Under Sections 78.7502 and 751 of the NRS, Tangible Asset Galleries, Inc. has the right to indemnify and to pay and advance expenses to directors, officers and other persons who are eligible for, or entitled to, such indemnification, payments or advances, by being made or threatened to be made a party to an action or a proceedings, whether criminal, civil, administrative or investigative by reason of the fact that he is or was a director, officer or employee of Tangible Asset Galleries, Inc., or served any other enterprise as director or officer or employee at the request of Tangible Asset Galleries, Inc.

         SUPERIOR GALLERIES, INC. Under Section 145 of the DGCL, directors, officers, employees and other individuals may be indemnified against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with specified actions, suits or proceedings, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation, including derivative action, a "Corporation Action") if they acted in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and, regarding any criminal action or proceeding, had no reasonable cause to believe their conduct was unlawful. A similar standard is applicable in the case of Corporation Actions, except that indemnification only extends to expenses (including attorneys' fees) incurred in connection with the defense or settlement of such actions. The DGCL further requires court approval before there can be any indemnification where the person seeking indemnification has been found liable to the corporation. To the extent that a director or officer is otherwise eligible to be indemnified is successful on the merits of any claim or defense described above, indemnification for expenses (including attorneys' fees) actually and reasonably incurred is mandated by the DGCL.

         Neither the articles of incorporation nor the bylaws of Tangible Asset Galleries, Inc. contain any provisions addressing a director's, officer's or agent's indemnification rights. Superior Galleries, Inc.'s certificate of incorporation and bylaws provide, however, that Superior Galleries, Inc. may indemnify, in addition to a person who is or was a director, officer, employee or agent of Superior Galleries, Inc., or is or was serving at the request of Superior Galleries, Inc. as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, a person who is or was a director, officer, employee or agent of any resulting corporation or any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger with Superior Galleries, Inc. which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. The right to indemnification is not exclusive of any other right which any person may have or acquire under any statute, any provision of the Superior Galleries, Inc. restated certificate of incorporation or the bylaws, or otherwise.

     ANTI-TAKEOVER STATUTES/PROVISIONS
     ---------------------------------

         TANGIBLE ASSET GALLERIES, INC. Sections 78.411 et. seq. of the NRS prohibit, in general, any business combination, such as a merger or consolidation, between a Nevada corporation with 200 or more shareholders with shares of its stock registered under the federal securities laws or which makes an election under the NRS, and an "interested shareholder" (which is defined generally as any owner of ten percent or more of the corporation's outstanding voting stock) for three years after the date on which such shareholder became an interested shareholder unless the business combination or the stock acquisition which caused the person to become an interested shareholder was approved in advance by the corporation's board of directors. This provision of the NBCL is effective even if all parties should subsequently decide that they wish to engage in the business combination. Following the three-year moratorium period, the Nevada corporation may engage in certain business combinations with an interested shareholder only if, among other things, (a) the business combination is approved by the board of directors before the interested shareholder's acquisition of the shares, or by the affirmative vote of the holders of a majority of the outstanding voting shares not beneficially owned by the interested shareholder proposing the business combination, or (b) the business combination meets certain criteria designed to ensure that the remaining shareholders receive fair consideration for their shares.

         Sections 78.378 et seq. of the NRS contain a "control share acquisition" provision which effectively denies voting rights to shares of an "issuing public corporation" acquired in control share acquisitions unless the grant of such voting rights is approved by a majority vote of disinterested shareholders.

         Neither our articles of incorporation, as amended, nor bylaws specifically address the foregoing. We have has not opted out of any of the foregoing anti-takeover provisions.

         SUPERIOR GALLERIES, INC. Section 203 of the DGCL is similar, but not identical, to Sections 78.411 et seq. of the NRS. Section 203 of the DGCL, which applies to Superior Galleries, Inc., regulates transactions with major stockholders after they become major stockholders. Section 203 of the DGCL prohibits a Delaware corporation from engaging in mergers, dispositions of ten percent or more of its assets, certain issuances of stock and other transactions ("business combinations") with a person or group that owns 15% or more of the voting stock of the corporation (an "interested stockholder") for a period of three years after the interested stockholder crosses the 15% threshold. These restrictions on transactions involving an interested stockholder do not apply if
(a) before the interested stockholder owned 15% or more of the voting stock, the board of directors approved the business combination or the transaction that resulted in the person or group becoming an interested stockholder, (b) in the transaction that resulted in the person or group becoming an interested stockholder, the person or group acquired at least 85% of the voting stock other than stock owned by directors who are also officers and certain employee stock plans, or (c) after the person or group became an interested stockholder, the board of directors and at least two-thirds of the voting stock other than stock owned by the interested stockholder approves the business combination at a meeting. The restrictions contained in Section 203 of the DGCL do not apply to Superior Galleries, Inc. in connection with the reincorporation merger because, under Section 203(b)(4) of the DGCL, such restrictions generally do not apply where a corporation does not have a class of voting stock that is (i) listed on a national securities exchange, (ii) authorized for quotation on The Nasdaq Stock Market, or (iii) held of record by more than 2,000 stockholders.

         The DGCL does not have a statute that is similar to the Nevada control share acquisitions statute.

         Superior Galleries, Inc.'s certificate of incorporation expressly elects not to be governed by Section 203 of the DGCL.

     PREFERRED STOCK
     ---------------

         TANGIBLE ASSET GALLERIES, INC. Tangible Asset Galleries, Inc.'s articles of incorporation, as amended, authorize the board of directors to issue preferred stock. As permitted by the NRS, the Board of Directors is authorized to prescribe the number of shares in each unissued class, a distinguishing designation for each such class and the preferences, limitations, and relative rights of each such class.

         SUPERIOR GALLERIES, INC. Superior Galleries, Inc.'s certificate of incorporation authorizes the board of directors of Superior Galleries, Inc. to issue up to 10,000,000 shares of preferred stock, of which 125,000 shares have been designated as Series A Preferred Stock, 3,400,000 shares have been designated as Series B Preferred Stock and 2,000,000 shares have been designated as Series D Preferred Stock. Except as set forth under "Conversion of Shares" above, the rights, preferences and privileges of these securities are the same as the correspondingly designated security of Tangible Asset Galleries, Inc. The certificate of incorporation also authorizes the board of directors to determine the preferences, limitations and relative rights of any other class or series of Superior Galleries, Inc. preferred stock prior to issuance.

     CUMULATIVE VOTING
     -----------------

         Neither Tangible Asset Galleries, Inc.'s articles of incorporation, as amended, nor Superior Galleries, Inc.'s restated certificate of incorporation provide for cumulative voting rights in the election of directors. However, under certain circumstances which are dependent in part upon the residency of our shareholders, either Tangible Asset Galleries, Inc. or Superior Galleries, Inc. may be deemed to be a "quasi-foreign corporation" under California law, and in such event the California Corporations Code requires cumulative voting in the election of directors. A non-California corporation is treated as a "quasi-foreign" corporation under California law if it meets certain tests relating to the location of its operations, and more than one-half of its outstanding voting securities are held of record by persons having addresses in California. For these purposes, securities held to the knowledge of the corporation in the names of broker-dealers, nominees for broker-dealers (including clearing corporations) and certain other entities shall not be considered outstanding. Tangible Asset Galleries, Inc. is presently treated as a "quasi-foreign" corporation under California law. Whether it continues to be so treated in the future will depend on whether it continues to meet the requirements for such treatment, including the residency of its shareholders.

     ACTION WITHOUT A MEETING
     ------------------------

         TANGIBLE ASSET GALLERIES, INC. Under Section 78.320 of the NRS, unless otherwise provided in a Nevada corporation's articles of incorporation or bylaws, any action required or permitted to be taken at a shareholders' meeting may be taken without a meeting by the written consent of a majority of the shareholders entitled to vote on such action. The articles of incorporation and bylaws of Tangible Asset Galleries, Inc. do not limit our ability to take shareholder action by written consent.

         SUPERIOR GALLERIES, INC. Section 228 of the DGCL permits any action required or permitted to be taken at a stockholders' meeting to be taken by written consent signed by the holders of the number of shares that would have been required to effect the action at an actual meeting of the stockholders at which all shares were present and voted. Section 228 of the DGCL will govern stockholders rights in Superior Galleries, Inc.

     SPECIAL MEETINGS
     ----------------

         TANGIBLE ASSET GALLERIES, INC. Tangible Asset Galleries, Inc.'s bylaws provide that a special meeting of the shareholders may be called by the board of directors, the chairman of the board, the president or by the holders of not less than 10% of the shares entitled to vote at the meeting.

         SUPERIOR GALLERIES, INC. Section 211(d) of the DGCL authorizes the board of directors or those persons authorized by the corporation's certificate of incorporation or bylaws to call a special meeting of the corporation's stockholders. Superior Galleries, Inc.'s bylaws provide that a special meeting may be called by the board of directors, the chairman of the board, the president, the secretary, any two officers of Superior Galleries, Inc., and by the secretary of Superior Galleries, Inc. at the request of not less than ten percent of the total voting power of all outstanding securities of Superior Galleries, Inc. then entitled to vote or as otherwise may be required by law.

     VOTING, APPRAISAL RIGHTS AND CORPORATE REORGANIZATIONS
     ------------------------------------------------------

         TANGIBLE ASSET GALLERIES, INC. The NRS generally requires a majority vote of shareholders to approve a plan of merger or share exchange unless the articles of incorporation or board requires a greater vote. However, there are no dissenters' rights for a merger or plan of share exchange by a corporation the shares of which are (a) registered on a United States securities exchange registered under the Securities and Exchange Act of 1934, as amended, or (b) traded on The Nasdaq National Market or (c) held by at least 2,000 stockholders of record.

         SUPERIOR GALLERIES, INC. The DGCL generally requires a majority vote of stockholders to approve a merger, sale of assets or similar reorganization transaction. Section 262 of the DGCL does not provide for dissenters' rights of appraisal for (a) the sale, lease or exchange of all or substantially all of the assets of a corporation, (b) a merger by a corporation, the shares of which are either listed on a national securities exchange or held by more than 2,000 stockholders if such stockholders receive shares of the surviving corporation or of a listed or widely held corporation, or (c) certain mergers not requiring stockholder approval.

     AMENDMENT TO CERTIFICATE/ARTICLES OF INCORPORATION
     --------------------------------------------------

         TANGIBLE ASSET GALLERIES, INC. An amendment to the articles of incorporation must be approved by (a) a majority of the votes cast when a quorum is present, and (b) if the amendment would alter or change any preference or other right given to any class or series of outstanding shares, then by the vote of a majority of the voting power of each affected class, regardless of any restrictions on such voting power.

         SUPERIOR GALLERIES, INC. The DGCL provides that an amendment to the certificate of incorporation becomes effective upon the approval of a majority of the outstanding stock entitled to vote.

     AMENDMENT TO BYLAWS
     -------------------

         TANGIBLE ASSET GALLERIES, INC. Tangible Asset Galleries, Inc.'s bylaws may be amended either by the vote of the holders of a majority of the outstanding shares entitled to vote or by the vote of a majority of the directors; provided that that authorized number of directors may only be changed by an amendment to the Company's articles of incorporation.

         SUPERIOR GALLERIES, INC. Section 109 of the DGCL places the power to adopt, amend or repeal bylaws in the corporation's stockholders, but permits the corporation, in its certificate of incorporation, also to vest such power in the board of directors. Although the board of directors is vested with such authority pursuant to Superior Galleries, Inc.'s certificate of incorporation, the stockholders' power to make, repeal, alter, amend and rescind bylaws will remain unrestricted.

     PREEMPTIVE RIGHTS
     -----------------

         TANGIBLE ASSET GALLERIES, INC. Section 78.267 of the NRS provides that the shareholders of a corporation do not have a preemptive right to acquire a corporation's unissued shares except to the extent the articles of incorporation so provide. Tangible Asset Galleries, Inc.'s articles of incorporation, as amended, do not provide Tangible Asset Galleries, Inc.'s shareholders with preemptive rights.

         SUPERIOR GALLERIES, INC. Under Section 102 of the DGCL, no statutory preemptive rights will exist, unless a corporation's certificate of incorporation specifies otherwise. Superior Galleries, Inc.'s restated certificate of incorporation does not provide for any such preemptive rights.

     DIVIDEND RIGHTS
     ---------------

         TANGIBLE ASSET GALLERIES, INC. The NRS does not permit dividend distributions if, after giving effect to the proposed dividend, (a) the corporation would be unable to pay its debts as they become due in the usual course of business, or (b) the corporation's total assets would be less than the sum of its total liabilities plus (unless the articles of incorporation permit otherwise) the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights (if any) of shareholders whose preferential rights are superior to those of shareholders receiving the distribution.

         SUPERIOR GALLERIES, INC. Delaware corporations may pay dividends out of the excess of the net assets of the corporation (the "Surplus") less the consideration received by the corporation for any shares of its capital stock (the "Capital") or, if there is no Surplus, out of net profits for the fiscal year in which declared and/or the preceding fiscal year. Section 170 of the DGCL also provides that dividends may not be paid out of net profits if, after the payment of the dividend, Capital is less than the Capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

                        APPROVAL OF INDEPENDENT AUDITORS
                                  (PROPOSAL 4)

         Our board of directors has selected the independent certified public accounting firm of Haskell & White LLP to audit and comment on our financial statements for the year ending June 30, 2003, and to conduct whatever audit functions are deemed necessary. Haskell & White LLP audited our financial statements as of June 30, 2002 and 2001 and for the twelve months ended June 30, 2002, the six months ended June 30, 2001 and the twelve months ended December 31, 2000, which were included in our most recent annual report on Form 10-KSB.

         The appointment of Haskell & White LLP is being submitted to shareholders for ratification. In the event the appointment is not ratified by a majority of votes cast, in person or by proxy, it is anticipated that no change in auditors would be made for the current year because of the difficulty and expense of making any change so long after the beginning of the current year, but that vote would be considered in connection with the auditors' appointment for 2004. A representative of Haskell & White LLP is expected to attend the annual meeting respond to appropriate questions and if the representative desires, which is not now anticipated, make a statement.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THIS PROPOSAL. PROXIES, UNLESS INDICATED TO THE CONTRARY, WILL BE VOTED "FOR" THIS PROPOSAL.

AUDIT FEES

         The aggregate fees billed by Haskell & White LLP for professional services rendered for the audit of the Company's financial statements for the fiscal year ended June 30, 2002 and the interim reviews of the financial statements included in the Company's Form 10-KSB for its fiscal year 2002 were $104,815.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES.

         Haskell & White LLP did not bill us for any Financial Information System Design and Implementation fees for fiscal year 2002.

ALL OTHER FEES

         In addition to the audit services described above, Haskell & White LLP billed us an aggregate of $49,320 for other services rendered during fiscal year 2002, which principally consisted of tax services and general corporate accounting matters. The Board of Directors has taken such services into consideration in connection with its determinations concerning the principal accountant's independence.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of May 1, 2003 certain information with respect to the beneficial ownership of our stock by (i) each of our executive officers named in the summary compensation table below, (ii) each of our directors, (iii) each person known to us to be the beneficial owner of more than 5% of each class of our outstanding voting securities, and (iv) all of our directors and executive officers as a group. Although Paul Biberkraut is named as a Director herein and Mali Shrinivas and Steve Deeds are named as executive officers in the Executive Compensation table contained herein, none of these individuals is the beneficial owner of any of our outstanding voting securities. The following table does not include security ownership information concerning our new Directors, Messrs. Cohen, Ittner and Rector, who were appointed to the Board after May 1, 2003. None of such new Directors currently own any of our stock.

                                                                           Amount and Nature of     Percentage of
Name and Address                                                         Beneficial Ownership of         Class
of Beneficial Owner(1)                       Title of Class                 Common Stock (2)         Outstanding(2)
--------------------------------             -------------------------     -------------------       --------------
 Silvano DiGenova                            Common(3)                           40,548,667               61.1%
                                             Series B Preferred Stock               400,000               11.8%

 Stanford Venture Capital Holdings, Inc.     Common (4)                          60,000,000               53.2%
 6075 Poplar Avenue                          Series B Preferred Stock             3,000,000               88.2%
 Memphis, TN 38119                           Series D Preferred Stock             2,000,000              100.0%

 Steven Bayern                               Common(5)                            3,288,438                5.9%
 Five Cedarwood Court
 Laurel Hollow, NY 11791

 Patrick Kolenick                            Common(6)                            3,288,438                5.9%
 35 Elizabeth Drive
 Laurel Hollow, NY 11743

 Andrew M. Denis                             Common(7)                            2,325,593                4.4%
 11 Fairwind Court
 Northport, NY 11768

 Tonni Giovanetti                            Common(8)                            2,340,312                4.4%
 11 Fairwind Court
 Northport, NY 11768

 All Executive Officers and                  Common(3)                           40,548,667               61.1%
    Directors as a Group (2 persons)         Series B Preferred Stock               400,000               11.8%
___________________

(1) Except as set forth above, the address of each individual is 9478 West Olympic Boulevard, Beverly Hills, California 90212.
(2) Based upon information furnished to us by the directors and executive officers or obtained from our stock transfer books showing 52,813,699 shares of common stock outstanding as of May 1, 2003. We are informed that these persons hold the sole voting and dispositive power with respect to the common stock except as noted herein. For purposes of computing "beneficial ownership" and the percentage of outstanding common stock held by each person or group of persons named above as of May 1, 2003, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing beneficial ownership and the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Includes 9,171,445 shares of common stock issuable upon the exercise of options and warrants, 4,000,000 shares of common stock issuable upon the conversion of Series B Preferred Stock, all of which were exercisable, convertible or exercisable or convertible within 60 days of the date of this table, and 44,000 shares held by our Profit Sharing Plan Trust, over which Mr. DiGenova exercises voting control.
(4) Includes 15,000,000 shares of common stock issuable upon the exercise of warrants and 30,000,000 shares of common stock issuable upon the conversion of Series B Preferred Stock both of which are currently exercisable or convertible within the next 60 days. Includes warrants to purchase 15,000,000 shares of common stock assigned to four of Stanford's employees, Daniel Bogar, William Fusselmann, Osvaldo Pi and Ronald Stein, in equal amounts such that each of these employees has a warrant to purchase 3,750,000 shares of our common stock.
(5) Includes: (a) 2,909,435 shares of common stock owned by Cyndel & Co., Inc., a corporation in which Mr. Bayern is a stockholder and officer; (b) 36,693 shares of common stock owned by Win Capital Corp., a corporation in which Mr. Bayern is a principal; (c) 8,462 shares of common stock issuable upon the exercise of warrants owned by Mr. Bayern, which are currently exercisable or exercisable within 60 days of the date of this table; (d) 218,340 shares of common stock issuable upon the exercise of warrants owned by Cyndel, which are currently exercisable or exercisable within 60 days of the date of this table; and (e) 2,754 shares of common stock issuable upon the exercise of warrants owned by Win Capital Corp., which are currently exercisable or exercisable within 60 days of the date of this table.
(6) Includes: (a) 2,909,435 shares of common stock owned by Cyndel, a corporation in which Mr. Kolenick is a stockholder and officer; (b) 36,693 shares of common stock owned by Win Capital Corp., a corporation in which Mr. Kolenick is a principal; (c) 8,462 shares of common stock issuable upon the exercise of warrants owned by Mr. Kolenick, which are currently exercisable or exercisable within 60 days of the date of this table; (d) 218,340 shares of common stock issuable upon the exercise of warrants owned by Cyndel, which are currently exercisable or exercisable within 60 days of the date of this table; and (e) 2,754 shares of common stock issuable upon the exercise of warrants owned by Win Capital Corp., which are currently exercisable or exercisable within 60 days of the date of this table.
(7) Includes 162,343 shares of common stock issuable upon the exercise of warrants currently exercisable or exercisable within 60 days of the date of this table.
(8) Includes 163,370 shares of common stock issuable upon the exercise of warrants currently exercisable or exercisable within 60 days of the date of this table.

                             EXECUTIVE COMPENSATION

         The summary compensation table below shows certain compensation information for services rendered in all capacities to us by our chief executive officer and by each other executive officer whose total annual salary and bonus exceeded $100,000 during the fiscal year ended June 30, 2002. Compensation information for such individuals is provided for the fiscal year ended June 30, 2002, the six months ended June 30, 2001 and the fiscal year ended December 31, 2000, to the extent applicable. Other than as set forth below, no executive officer's total annual salary and bonus exceeded $100,000 during our last fiscal year.

                           SUMMARY COMPENSATION TABLE

                                        Annual Compensation                             Awards             Payouts
                                   ------------------------------------               -----------  ------------------------
                                                                                      Securities
                                                              Other      Restricted   Underlying
                                                              Annual       Stock       Options/      LTIP       All Other
        Name and                    Salary       Bonus     Compensation    Awards        SARs       Payouts    Compensation
 Principal Position        Year       ($)         ($)          ($)           ($)          (#)         ($)          ($)
 ------------------        ----    ----------  ---------  --------------  ---------   -----------  ---------  -------------
 Silvano DiGenova,         2002     $308,333      -0-            -0-         -0-           -0-       -0-          -0-
   Chairman of the         2001*     141,666      -0-            -0-         -0-           -0-       -0-          -0-
   Board, and Chief        2000      281,410      -0-            -0-         -0-           -0-       -0-          -0-
   Executive Officer

 Mali Shrinivas, Chief     2002(1)  $ 53,958      -0-            -0-         -0-           -0-       -0-          -0-
   Financial Officer(1)

 Steve Deeds,              2002(2)  $210,938       0        $63,999(3)        0            -0-        0            0
   President of
   Superior Galleries,
   Inc., our
   wholly-owned
   subsidiary

 Michael Haynes, Chief     2002     $191,084      -0-            -0-         -0-           -0-       -0-          -0-
   Operating Officer       2001*      85,852      -0-            -0-         -0-           -0-       -0-          -0-
                           2000       54,015      -0-            -0-         -0-      300,000        -0-          -0-
____________________

*    Six months ended June 30, 2001.
(1) Mr. Shrinivas joined our company as our chief financial officer in June 2002 and left the company in September 2002.
(2) Mr. Deeds joined our company when we acquired the assets of Superior in July 2001.
(3)  Consists of sales commissions.

STOCK OPTIONS GRANTED TO EXECUTIVE OFFICERS DURING FISCAL 2002

         The following table summarizes options to purchase shares of our common stock that we granted during the fiscal year ended June 30, 2002 to each of the executive officers identified in the summary compensation table above. We have never granted any stock appreciation rights.

                          Number of       Percent of
                          Securities     Total Options
                          Underlying       Granted to           Exercise
                           Options        Employees in           Price          Expiration
Name                      Granted (#)     Fiscal Year (%)       ($/Share)          Date
----                      -----------     ---------------       ---------          ----
Silvano DiGenova            50,000          16.67%(1)            $0.05          11/26/04
Mali Shrinivas                   0            N/A                 N/A              N/A
Steve Deeds                      0            N/A                 N/A              N/A
Michael Haynes                   0            N/A(1)              N/A              N/A
_______________________

(1) Based on an aggregate of 300,000 options granted to our employees during the fiscal year ended June 30, 2002. Of these, options to purchase 50,000 shares of our common stock have terminated and are no longer exercisable.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

         The following table summarizes exercises of stock options during the fiscal year ended June 30, 2002 by each of the executive officers named in the summary compensation table above and the year-end value of unexercised options for these executive officers.

                                                                       Number of
                                                                 Unexercised Securities          Value of Unexercised
                                   Shares         Value            Underlying Options            In-the-Money Options
                                  Acquired       Realized            at Fiscal Year End              at Fiscal Year End
             Name                on Exercise       ($)         Exercisable/Unexercisable       Exercisable/Unexercisable
             ----                -----------     -------       -------------------------       -------------------------
 Silvano DiGenova                     0            N/A                 550,000/0                          0/0
 Mali Shrinivas                       0            N/A                    N/A                             N/A
 Steve Deeds                          0            N/A                    N/A                             N/A
 Michael Haynes                       0            N/A                    N/A                             N/A

LONG-TERM INCENTIVE PLAN AWARDS

         In fiscal 2002, no awards were given to the executive officers named in the summary compensation table under long-term incentive plans.

DIRECTORS' COMPENSATION

         Our directors do not currently receive any cash compensation for service on our board of directors, but directors may be reimbursed for certain expenses in connection with attendance at board meetings. At the discretion of our board of directors, directors may be granted stock option. During the fiscal year ended June 30, 2002, our six directors were each granted options to purchase 50,000 shares of our common stock at an exercise price of $0.05 per share. These options were immediately exercisable upon issuance for a period of three years or for three months following the termination or resignation of the director from the board. Except for the options granted to Mr. DiGenova, all options granted to the directors expired as they all resigned and were not exercised.

REPRICING OF OPTIONS

         No adjustments to, or repricing of, stock options previously awarded to the executive officers named in the summary compensation table above occurred in fiscal 2002.

EMPLOYMENT AGREEMENTS

         On June 15, 2001, we entered into an employment agreement with Silvano DiGenova under which we agreed to pay an annual salary of $375,000 and bonus arrangements based on a sliding scale of 5% to 50% of base salary based on a corresponding fiscal year consolidated pre-tax income (as defined) of our company from $250,000 to $4,000,000, a bonus of 25% of base salary payable in our common stock if market capitalization of our common stock exceeds $50,000,000 for a specified period and a bonus of 5% of the base salary payable in our common stock if average market capitalization increases by 20% over the average market capitalization of the prior fiscal year subject to certain limitations. This agreement terminates December 31, 2004.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On April 10, 2002, pursuant to a Stock Purchase Agreement, we sold 400,000 shares of our Series B Preferred Stock, issued a warrant to purchase 4,000,000 shares of our common stock and sold 7,000 shares of our newly created Series C Preferred Stock to Mr. DiGenova, our chief executive officer. Each share of the Series B Preferred Stock is convertible into shares of our common stock at the option of the holder at the conversion price of $0.10 per common share, subject to certain anti-dilution adjustments, and each share of the Series B Preferred Stock is entitled to 10 votes on all matters requiring a vote of our shareholders. Upon issuance, the Series B Preferred Stock was immediately convertible into shares of our common stock and the warrants were immediately exercisable for five years at the option of the holder. One-third of the shares underlying the warrant are exercisable for $0.10 per share, one-third are exercisable for $0.15 per share and one-third are exercisable for $0.20 per share. Each share of the Series C Preferred Stock carries a 9% dividend payable quarterly and is convertible into shares of our common stock at the option of the holder at the conversion price of $0.22 per common share, subject to certain anti-dilution adjustments, and each share of the Series C Preferred Stock is entitled to 454 votes on all matters requiring a vote of our shareholders. The Series C Preferred Stock is redeemable on December 31, 2004 for cash. The agreement further provided for the sale of a secured and subordinated note to Mr. DiGenova in the principal amount of $1,000,000 bearing interest at the annual rate of 9% with interest and a principal reduction payable quarterly of $150,000 until the principal is paid in full. In payment for the aggregate amount of $2,100,000 in new securities issued, Mr. DiGenova tendered two notes issued by us to Mr. DiGenova in the amounts of $1,400,000 and $700,000.

         In connection with our acquisition of the assets of Superior on July 6, 2001, Silvano DiGenova, our chief executive officer, personally guaranteed our obligations under a note for $701,000 to the seller. In consideration of his personal guaranty of this note, we issued to Mr. DiGenova a warrant to purchase 1,402,000 shares of our common stock at an exercise price of $0.21 per share with an exercise period expiring on July 5, 2006. Also as part of this acquisition, Mr. DiGenova personally guaranteed our obligations under a revolving promissory note to the seller in the aggregate amount of $3,000,000. In consideration of his personal guaranty of this note, we issued to Mr. DiGenova a warrant to purchase 1,500,000 shares of our common stock at an exercise price of $0.35 per share with an exercise period expiring on July 5, 2005.

         On November 27, 2001, in connection with the extension of the maturity date of a financing agreement between NRLP and TCI, we agreed to issue to NRLP, 480,000 shares of our common stock and a warrant to purchase 1,000,000 shares of our common stock. The exercise price of the warrant is $0.05 per share and it expires on November 26, 2006. NRLP is an entity that is controlled by one of our former directors, Carl Fusco.

         On November 27, 2001, in connection with the agreement to issue his personal guaranty for certain obligations of the company, we agreed to issue to Silvano DiGenova, our chief executive officer, a warrant to purchase 400,000 shares of our common stock. The exercise price of the warrant is $0.05 per share and it expires on November 26, 2006.

         On June 26, 2001, in connection with our acquisition of HI, we issued to NRLP, an entity controlled by one of our former directors, a warrant to purchase 250,000 shares of our common stock at an exercise price of $0.32 per share with an expiration date of June 26, 2006.

         On June 25, 2001, we entered into an advisory agreement with Robert Escobio, who at that time was a director of our company. Under the terms of that agreement, Mr. Escobio was to provide us with advice regarding financial planning and corporate capital structure. In consideration for rendering such services, we agreed to pay Mr. Escobio an annual fee of $100,000 and granted him a warrant to purchase 100,000 shares of our common stock at an exercise price of $0.34 per share. The warrant expired on June 25, 2002. On November 27, 2001, we issued 1,333,320 shares of our common stock to Mr. Escobio in full satisfaction of our future obligations under this agreement and the agreement was terminated.

         On June 15, 2001, we issued a warrant to purchase 1,500,000 shares of common stock to Silvano DiGenova, our chief executive officer. This warrant is exercisable for $0.39 per share and expires on December 31, 2004. We issued the warrant in consideration for the extension of the maturity date of a note and for maintaining the current interest rate throughout the extension period.

         On June 15, 2001, we entered into an advisory agreement with Steven Bayern, the former chairman of the board of directors of HI and a holder of 5% or more of our common stock. Under this agreement, Mr. Bayern agreed to provide us with advice regarding corporate governance matters and corporate strategies. In consideration for rendering these services, we agreed to pay Mr. Bayern an annual fee of $50,000. This agreement has been terminated in connection with a settlement agreement between our company and Mr. Bayern.

         On June 15, 2001, we entered into a three-year consulting agreement with Cyndel & Co., Inc. to provide us with financial advice and other financial consulting services. Under this agreement, we agreed to pay Cyndel & Co., Inc. $120,000 per year. The agreement also provides for fees to be paid to Cyndel in the event that Cyndel provides advice or other consulting services directly relating to the sale of our equity securities or the placement of any debt securities. This agreement was to expire on June 2004. Mr. Bayern and Cyndel filed a suit against us for payment under this agreement in November 2001 after we ceased making payments for what we believed to be reasonable cause. On April 3, 2002, we entered into a settlement and release agreement with Steve Bayern and Cyndel to settle all claims of all parties to this suit. Under this agreement, we paid $75,000 and $180,000 to Mr. Bayern and Cyndel, respectively. Cyndel is owned by Steven Bayern and Patrick Kolenick, holders of more than 5% of our common stock.

         On June 1, 2001, we entered into an employment agreement with Silvano DiGenova, our chief executive officer under which we agreed to pay him an annual salary of $375,000 and bonus arrangements based on a sliding scale of 5% to 50% of base salary based on a corresponding fiscal year consolidated pre-tax income (as defined) of our company from $250,000 to $4,000,000, a bonus of 25% of base salary payable in our common stock if market capitalization of our common stock exceeds $50,000,000 for a specified period and a bonus of 5% of the base salary payable in our common stock if average market capitalization increases by 20% over the average market capitalization of the prior fiscal year subject to certain limitations.

         On November 13, 2000, we entered a Loan and Security Agreement and issued into a $1,000,000 demand convertible promissory note payable to NRLP, a lender controlled by Carl Fusco, a former director of our company. Mr. Fusco served on our board from November 27, 2000 to June 25, 2001. The note bears interest at 13.5%, with interest payable monthly and provides the holder with a profit sharing interest in our TCI subsidiary. The note is secured by the inventory of that subsidiary and is convertible into shares of our common stock at $0.75 a share for the first $500,000 and at $1.00 a share for the remaining $500,000. In connection with this transaction, we also issued to NRLP, a warrant to purchase 250,000 shares of our common stock at an exercise price of $0.32 per share. This warrant is exercisable until June 26, 2006. On October 1, 2001, we amended the Loan and Security Agreement to apply to an additional note payable to NRLP in the principal amount of $375,000.



                              AVAILABLE INFORMATION

         We are subject to the informational requirements of the Exchange Act and, in accordance therewith, files reports and other information with the Commission relating to its business, financial statements and other matters. Reports and information statements filed pursuant to the informational requirements of the Exchange Act and other information filed with the Commission can be inspected and copied at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Midwest Regional Offices at 500 West Madison Street, Chicago, Illinois 60606 and Northeast Regional Office at 7 World Trade Center, New York, New York 10048. Copies of such material can also be obtained at prescribed rates from the Public Reference Section of the Commission at its principal office at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. Such material may also be obtained electronically by visiting the Commission's web site on the Internet at http://www.sec.gov. Quotations for our Common Stock are available in the "Pink Sheets" under the symbol "TAGZ."

                       SUBMISSION OF SHAREHOLDER PROPOSALS

         Under Rule 14a-8 of the Securities and Exchange Commission, proposals by shareholders that are intended for inclusion in our proxy statement and proxy and to be presented at our next annual meeting must be received by us by January 2, 2004 in order to be considered for inclusion in our proxy materials. These proposals must be addressed to our Secretary and may be included in next year's proxy materials if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. For all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of Tangible Asset Galleries, Inc. not later than March 16, 2004. If a shareholder fails to so notify us of any such proposal prior to such date, management of Tangible Asset Galleries, Inc. will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in our proxy statement.

                                    EXHIBIT A

                         TANGIBLE ASSET GALLERIES, INC.
                              A NEVADA CORPORATION
                            OMNIBUS STOCK OPTION PLAN

1. NAME, EFFECTIVE DATE AND PURPOSE.

         1.1 PLAN A AND PLAN B. This Plan document is intended to implement and govern two separate stock option plans of TANGIBLE ASSET GALLERIES, INC. (the "COMPANY"): The Incentive Stock option plan ("PLAN A") and the Nonstatutory Stock Option Plan ("PLAN B"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("INCENTIVE STOCK OPTIONS") within the meaning of Section 422(b) of the Internal Revenue Code (the "CODE"), as amended. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan relate equally to both Plan A and Plan B and are condensed for convenience into one Plan document.

         1.2 PURPOSE. Plan A and Plan B are each established effective as of ______________, 2003. The purpose of Plan A and Plan B (sometimes together referred to as the "Plan" or this "Plan") is to promote the growth and general prosperity of the Company and its Affiliated Companies. This Plan will permit the Company to grant options ("Options") to purchase shares of its common stock ("Common Stock"). The granting of Options will help the Company attract and retain the best available persons for positions of substantial responsibility, and will provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated Companies" shall mean any parent or subsidiary of the Company, as set forth in Sections 424(e) and 424(f) of the Code.


2. ADMINISTRATION.

         2.1 ADMINISTRATION. The Plan shall be administered solely by the Board of Directors (the "BOARD"). All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees. The Board may, in its discretion, appoint a committee of not less than two (2) nor more that five (5) persons, each of whom must be a director of the Company, to administer the Plan. In the event that such a committee is appointed, all references herein to the administration of the Plan by the Board shall mean, instead, by such committee.

         2.2 AUTHORITY. The Board shall have sole authority, in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options ("OPTIONEES"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion: (a) to determine the time when Options shall be granted; (b) to determine the form, terms and conditions of any Option other than those terms and conditions fixed under this Plan; (c) to determine the number of shares which may be issued upon exercise of an Option and the means of payment for such shares; (d) to construe and interpret the terms of the Plan and Options granted pursuant to the Plan; and (e) to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations of the Board with respect to the Plan and the Options shall be final and binding on all Optionees.

         2.3 LIMITATIONS. Aggregate limitations with respect to all participants in the Plan:

                  2.3.1 The Board shall not grant Options covering more than the number of Available Shares of Common Stock to any employee in any Plan Year.

                  2.3.2 The Board shall not grant Options under Plan A if the total number of shares of Common Stock subject to Plan A (and all other employee stock options outstanding), equals or exceeds 10% of the outstanding Common Stock of the Company.

         2.4 PLAN APPROVAL. Any Option exercised before shareholder approval of the Plan is obtained must be rescinded if shareholder approval is not obtained within 12 months before or after this Plan is adopted. The securities underlying such Options shall not be counted in determining whether approval of the Plan is obtained.

         2.5 DEFINITIONS.

                  2.5.1 AVAILABLE SHARES. Those shares specified in SECTION 4.1 as available for issuance pursuant to this Plan in any Plan Year.

                  2.5.2 OFFICER. The chief executive officer, president, chief financial officer, chief accounting officer, any vice president in charge of a principal business function (such as sales, administration, finance, or legal) and any other person who performs similar policy-making functions for the Company.

                  2.5.3 PARENT CORPORATION. A corporation as defined in Section 425(e) of the Code.

                  2.5.4 PLAN YEAR. Any twelve (12) month period (or shorter period during the final year of this Plan) commencing October 1 during the term of this Plan.

                  2.5.5 RESTRICTED SHAREHOLDER. An individual who, at the time an Option is granted under either Plan A or Plan B, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in light of the attribution rules set forth in Section 425(d) of the Code.

                  2.5.6 SUBSIDIARY CORPORATION. A corporation as defined in
Section 425(f) of the Code.

3. ELIGIBILITY.

         3.1 PLAN A. The Board may, in its discretion, grant one or more Options under Plan A to any key employee of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired. Such Options may be granted to one or more such employees without being granted to other eligible employees, as the Board may deem appropriate.

         3.2 PLAN B. The Board may, in its discretion, grant one or more options under Plan B to any key management employee, any employee or non-employee director of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired, or any person who performs consulting or other services for the Company or its Affiliated Companies and who is designated by the Board as eligible to participate in Plan B. Such Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem appropriate.

4. STOCK TO BE OPTIONED.

         4.1 MAXIMUM NUMBER OF SHARES. The maximum aggregate number of shares which maybe optioned and sold under Plan A and Plan B shall not exceed sixteen million (16,000,000) shares. The foregoing is subject to the limitation in
SECTION 2.3.2 hereof, and constitutes an absolute cumulative limitation on the total number of share that may be optioned under both Plan A and Plan B. All shares to be optioned and sold under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury.

         4.2 ADDITIONAL AVAILABLE SHARES. Shares of Common Stock that: are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares which may be optioned hereunder.

5. OPTION PRICE. The Option Price for shares of Common Stock to be issued under Plan A shall be 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board, except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Price for Options granted under Plan A shall be 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board. The Option Price for shares of common stock to be issued under Plan B shall be eighty-five percent (85%) of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board. The fair market value of the shares of Common Stock for all purposes of this Plan is to be determined by the Board in its sole discretion, exercised in good faith.

6. TERM OF PLAN. Plan A and Plan B shall become effective on _________, 2003. Both Plan A and Plan B shall continue in effect until __________, 2013 unless terminated earlier by action of the Board. No Option may be granted hereunder after _________, 2013.

7. EXERCISE OF OPTION. Subject to the actions, conditions and/or limitations set forth in this Plan document and/or any applicable Stock Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

         7.1 PLAN A OPTIONS. No Option granted under Plan A may be exercised in whole or in part until six (6) months after the date on which the Option is granted by the Board (hereinafter the "OPTION GRANT DATE").

         7.2 INSTALLMENTS. Subject to the specific provisions of this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this Section 7, accelerate the time at which such Option or installment thereof maybe exercised. For purposes of this Plan, any installment of an Option granted hereunder which has become exercisable shall be referred to as an "Accrued Installment." Notwithstanding the foregoing, so long as the person to whom the Option was granted continues to be employed by the Company, his or her Option shall become exercisable at the rate of at least 20% per year over the five (5) years following the date the Option is granted.

         7.3 MAXIMUM TERM. Subject to the specific restrictions contained in this SECTION 7, an Option may be exercised when Accrued Installments accrue, as provided in the terms under which such Option was granted, for a period of up to ten (10) years from the Option Grant Date; provided, however, that the maximum term for any Option granted under Plan A to a person who is a Restricted Shareholder shall be five (5) years from the date of grant. In no event shall any Option be exercised on or after the expiration of said maximum applicable period, regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee).

         7.4 FIXING OF EXPIRATION DATE. The Board shall fix the expiration date of the Option (the "OPTION EXPIRATION DATE") at the time the Option grant is authorized.

8. RULES APPLICABLE TO CERTAIN DISPOSITIONS.

         8.1 ACCELERATION. Notwithstanding the foregoing provisions of SECTION 7, except as set forth below, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the later of (i) date of execution of such agreement or (ii) six (6) months after the Option Grant Date, and ending as of the earlier of:

                  8.1.1 the Option Expiration Date; or

                  8.1.2 the date on which the disposition of assets or capital stock contemplated by the agreement is consummated.

The exercise of any Option made exercisable solely by reason of this SECTION 8.1 shall be conditioned upon the consummation of the disposition of assets or stock under the above referenced agreement. Upon the consummation of any such disposition of assets or stock, the Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective. The foregoing provisions shall not apply to any merger which is effected for the purpose of changing the Company's state of domicile; provided however that in the event such a merger is consummated, this Plan shall remain in effect and shall become the Plan of the surviving corporation.

         8.2 TERMINATION OF TRANSACTION. Notwithstanding the foregoing, in the event that any such agreement shall be terminated without consummating the disposition of said stock or assets, any unexercised nonvested installments that had become exercisable solely by reason of the provisions of SECTION 8.1 shall again become non-vested and unexercisable as of said termination of such agreement.

         8.3 REPLACEMENT OPTIONS. Notwithstanding the provisions set forth in
Section 8.1, the Board may, at its election and subject to the approval of the corporation purchasing or acquiring the stock or assets of the Company or with which the Company is merging (the "Surviving Corporation"), arrange for the Optionee to receive upon surrender of Optionee's Option a new option covering shares of the Surviving Corporation in the same proportion, at an equivalent option price and subject to the same terms and conditions as the old Option. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such new option immediately after consummation of such disposition of stock or assets over the aggregate option price of such shares of the Surviving Corporation shall not be more than the excess of the aggregate fair market value of all shares subject to the old Option immediately before consummation of such disposition of stock or assets over the aggregate Option Price of such shares of the Company, and the new option shall not give the Optionee additional benefits which such Optionee did not have under the old Option or deprive the Optionee of benefits which the Optionee had under the old Option. If such substitution of options is effectuated, the Optionee's rights under the old Option shall thereupon terminate.

9. MERGERS AND ACQUISITIONS.

         9.1 ISSUANCES FOLLOWING MERGER. If the Company at any time should succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options or rights to purchase stock of such corporation held by them at the time of succession. The Board shall have sole and absolute discretion to determine the extent to which such substitute Options shall be granted (if at all), the person or persons within the eligible group to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each person, the Option Price of such Option, and the terms and conditions of such substitute Options; provided however, that the terms and conditions of the substitute Options shall comply with the provisions of Section 425 of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the substitution Option immediately before such substitution or assumption over the aggregate option price of such shares, and the substitution Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option. Notwithstanding anything to the contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which could cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Securities Exchange Act of 1934 may apply, not to comply with such Rule. Additionally, all issuances of Options granted hereunder shall be in conformance with California statutes and regulations.

10. TERMINATION OF EMPLOYMENT.

         10.1 TERMINATION WITHOUT CAUSE. In the event that the Optionee's employment, directorship or consulting or other arrangement with the Company (or Affiliated Company) is terminated without cause, as defined in applicable law, and is not due to death or disability, any unexercised Accrued Installments of the Option granted hereunder to such terminated Optionee shall expire and become unexercisable as of the earlier of:

                  10.1.1 the applicable Option Expiration Date; or

                  10.1.2 a date 30 days after such termination occurs, provided, however, that the Board may, in the exercise of its discretion, by specific Board action extend said date up to and including a date three months following such termination with respect to Options granted under Plan A, or up to and including a date two years following such termination with respect to Options granted under Plan B.

         10.2 TERMINATION FOR CAUSE. If an Optionee's employment, directorship, or other relationship with the Company that is the basis for the grant of an Option is terminated for Cause, as defined herein, then all Options granted to such Optionee hereunder shall immediately expire on the date of such termination. As used in this Section, "Cause" shall mean: (i) a failure by the Optionee to comply with any material obligation imposed under any applicable contract of employment or employment manual; (ii) willful malfeasance by the Optionee in connection with the performance of his employment duties; (iii) the Optionee's conviction of, or pleading guilty or nolo contendere to, or being indicted for a felony or other crime involving theft, fraud or moral turpitude;
(iv) the illegal use by the Optionee of drugs or alcohol; (v) fraud or embezzlement against the Company; (vi) the failure of the Optionee to obey any proper written direction of the Board that is not inconsistent with this Agreement; or (x) the violation by the Optionee of the non-competition and confidentiality provisions of any other agreement with the Company.

         10.3 DEATH OR DISABILITY. In the event that Optionee's employment, directorship or consulting or other arrangement with the Company is terminated due to the death or disability of the Optionee, any unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

                  10.3.1 the applicable Option Expiration Date; or

                  10.3.2 the first anniversary of the date of death of such Optionee (if applicable); or

                  10.3.3 the first anniversary of the date of the termination of employment, directorship or consulting or other arrangement by reason of disability (if applicable). Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option right shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all the terms and conditions of this Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder.

         10.4 LEAVES OF ABSENCE. For purposes of this SECTION 10, an Optionee shall be deemed employed by the Company (or Affiliated Company) during any period of leave of absence of up to ninety (90) days from active employment as authorized by the Company (or Affiliated Company).

11. EXERCISE OF OPTIONS.

         11.1 NOTICE OF EXERCISE. An Option shall be deemed exercised when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or with shares of Common Stock pursuant to SECTION
14) for the shares with respect to which the Option is exercised has been received by the Company. The Board may cause the Company to give or arrange for financial assistance (including without limitation direct loans, with or without interest, secured or unsecured, or guarantees of third party loans) to an Optionee for the purpose of providing funds for the purchase of shares pursuant to the exercise of Options, when in the judgment of the Board such assistance is in the best interests of the Company, is consistent with the Certificate of Incorporation and Bylaws of the Company and applicable laws, and will permit the shares to be fully paid and nonassessable when issued.

         11.2 EXERCISE OF PORTION. An Option maybe exercised in accordance with this SECTION 11 as to all or any portion of the shares covered by an Accrued Installment of the Option from time to time during the applicable Option period, but shall not be exercisable with respect to fractions of a share.

         11.3 CERTIFICATES. As soon as practicable after any proper exercise of an Option in accordance with the provisions of this Plan, the Company shall deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

12. AUTHORIZATION TO ISSUE OPTIONS AND SHAREHOLDER APPROVAL. Unless in the judgment of counsel to the Company such permit is not necessary with respect to particular grants, Options granted under the Plan shall be conditioned upon the Company obtaining any required permit from the California Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days. The grant of Options under the Plan also is conditioned on approval of the Plan by the vote or consent of the holders of a majority of the outstanding shares of the Company's Common Stock and no Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved.

13. LIMIT ON VALUE OF OPTIONED SHARES. The aggregate fair market value (determined as of the Option Grant Date) of the shares of Common Stock to which Options granted under Plan A are exercisable for the first time by any employee of the Company during any calendar year under all incentive stock option plans of the Company and its Affiliated Companies shall not exceed $100,000. The limitation imposed by this SECTION 13 shall not apply to Options granted under Plan B. To the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any parent or subsidiary corporation) exceeds $100,000, such option shall be treated as Nonstatutory Stock Options. For purposes of this SECTION 13, Incentive Stock Options shall be taken into account in the order in which they were granted. The fair market value of the shares shall be determined as of the time the Option with respect to such shares is granted.

14. PAYMENT OF EXERCISE PRICE.

         14.1 WITH COMPANY STOCK. The Board may provide that, upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, including Section 425(c)(3) of the Code, and provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares on the date of the purchase as determined by the Board in its sole discretion, exercised in good faith.

         14.2 CASHLESS EXERCISE PROVISION. The Board may provide that Options granted hereunder may contain a term that upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option by presentation and surrender of such Option to the Company at its principal executive offices with a Cashless Exercise Form annexed thereto duly executed (the "Cashless Exercise"). In the event of a Cashless Exercise, the Optionee shall exchange his or her Option for such number of shares of Common Stock determined by multiplying the number of shares of Common Stock underlying the Option by a fraction, the numerator of which shall be the difference between the current fair market value per share of Common Stock and the Option Price, and the denominator of which shall be the then-current fair market value per share of Common Stock.

         14.3 OTHER CONSIDERATION. In addition to the above, upon the exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with such other lawful consideration as may be approved by the Board.


15. STOCK OPTION AGREEMENTS. The terms and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement (hereinafter referred to as the "AGREEMENT") executed by the Company and the person to whom the Option is granted. Each agreement shall contain the following provisions:

         15.1 NUMBER. A provision fixing the number of shares which may be issued upon exercise of the Option;

         15.2 PRICE. A provision establishing the Option exercise price per share;

         15.3 INSTALLMENTS. A provision establishing the times and the installments in which Options may be exercised, provided, however, that such provision complies with Section 7.2 above;

         15.4 INCORPORATION OF PLAN. A provision incorporating therein this Plan by reference;

         15.5 TYPE OF OPTION. A provision clarifying which Options are intended to be Incentive Stock Options under Plan A and which are intended to be nonstatutory stock options under Plan B;

         15.6 TERM. A provision fixing the maximum duration of the Option as not more than ten (10) years from the Option Grant Date;

         15.7 REPRESENTATIONS. Such representations and warranties by the Optionee as maybe required by SECTION 25 of this Plan or as may be required by the Board in its discretion;

         15.8 OTHER RESTRICTIONS. Any other restriction (in addition to those established under this Plan) as may be established by the Board with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

         15.9 OTHER PROVISIONS. Such other terms and conditions consistent with this Plan as may be established by the Board.

16. TAXES, FEES AND EXPENSES. The Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

17. WITHHOLDING OF TAXES. The grant of Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state and local law as a result of the grant or exercise of any such Option.

18. AMENDMENT OR TERMINATION OF THE PLAN.

         18.1 AMENDMENT. The Board may amend this Plan from time to time in such respects as the Board may deem advisable, including, without limitation, to reduce the maximum number of shares of Common Stock issuable under the Plan, provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law,
(ii) increase the maximum aggregate number of shares which maybe optioned and sold under the Plan (unless shareholders approve such increase), (iii) change the manner of determining the option exercise price, (iv) change the classes of persons eligible to receive Options under the Plan, or (v) extend the maximum duration of the Option or the Plan.

         18.2 TERMINATION. The Board may at anytime terminate this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted, and such Options shall remain in full force and effect as if this Plan had not been terminated.

19. OPTIONS NOT TRANSFERABLE. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent of distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

20. NO RESTRICTIONS ON TRANSFER OF STOCK. Common Stock issued pursuant to the exercise of an Option granted under this Plan (hereinafter "OPTIONED STOCK"), or any interest in such Optioned Stock, may be sold, assigned, gifted, pledged, hypothecated, encumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under SECTION 25 of this Plan and also subject to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

21. RESERVATION OF SHARES OF COMMON STOCK. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of its Common Stock sufficient to satisfy the requirements of the Plan.

22. RESTRICTIONS ON ISSUANCE OF SHARES. The Company, during the term of this Plan, shall use its best efforts to obtain from the appropriate regulatory agencies any requisite authorization to grant Options or issue and sell such number of shares of its Common Stock as necessary to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful grant of Options or the issuance and sale of any shares of its stock hereunder or the inability of the Company to confirm to its satisfaction that any grant of Options or issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation have not been obtained.

23. VOTING RIGHTS. The common stock issuable upon exercise of Options granted hereunder shall have the same voting rights as all other outstanding common stock of the Company.

24. NOTICES. Any notice to be given to the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a person to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such person or his or her transferee (upon the transfer of Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It shall be the obligation of each Optionee and each transferee holding optioned stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

25. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. If the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the maximum number of shares of Common Stock issuable under the Plan and in the number or kind of shares which may be issued upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

26. REPRESENTATIONS AND WARRANTIES. As a condition to the grant of any Option hereunder or the exercise of any portion of an Option, the Company may require the person to be granted or exercising such Option to make any representations and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the Option and/or shares issuable or issued upon exercise of such Option are being acquired only for investment, for such person's own account and without any present intention to sell or distribute such Option or shares, as the case may be, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, the California Corporate Securities Law of 1968 or any other applicable law, regulation or rule of any governmental agency.

27. NO ENLARGEMENT OF EMPLOYEE RIGHTS. This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

28. INFORMATION TO OPTION HOLDERS. During the period any options granted to employees of the Company remain outstanding, such employee-option holders shall be entitled to receive, on an annual or other periodic basis, financial and other information regarding the Company. The Board shall exercise its discretion with regard to the nature and extent of the financial information so provided, giving due regard to the size and circumstances of the Company and, if the Company provides annual reports to its shareholders, the Company's practice in connection with such annual reports. Notwithstanding the above, if the issuance of options under either Plan A or Plan B is limited to key employees whose duties in connection with the company assure their access to equivalent information, this SECTION 27 shall not apply to such employees and plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to each eligi

29. LEGENDS ON STOCK CERTIFICATES. Each certificate representing Common Stock issued under this Plan shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Federal Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common Stock shall be endorsed on its face with the following legend or its equivalent:

                  Neither the Option pursuant to which the shares represented by this certificate are issued nor said shares have been registered under the Securities Act of 1933, as amended (the "ACT"). Transfer or sale of such securities or any interest therein is unlawful except after registration, or pursuant to an exemption from the registration requirements, as provided in the Act and the regulations thereunder.

30. INVALID PROVISION. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or enforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

31. APPLICABLE LAW. This Plan shall be governed by and construed in accordance with the laws of the State of California.

32. SUCCESSORS AND ASSIGNS. This Plan shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

         IN WITNESS WHEREOF, pursuant to the due authorization and adoption of this Plan by the Board on __________, 2003, the Company has caused this Plan to be duly executed by its duly authorized officer.

                                                 TANGIBLE ASSET GALLERIES, INC.

                                                 -------------------------------
                                                 By: Silvano A. DiGenova
                                                 Its: President

                                    EXHIBIT B

                            CERTIFICATE OF AMENDMENT
                          OF ARTICLES OF INCORPORATION
                                       OF
                         TANGIBLE ASSET GALLERIES, INC.,

         TANGIBLE ASSET GALLERIES, INC., a corporation organized under the laws of the State of Nevada (the "Corporation"), by its President and Secretary, does hereby certify:

         1. That the Board of Directors of the Corporation, by unanimous written consent on June ___, 2003, adopted a resolution declaring that the following change and amendment in the Articles of Incorporation is advisable.

         RESOLVED, that Article 4 of the Articles of Incorporation of the Corporation, originally filed on August 30, 1995, is hereby amended to read as follows:

                  "4. A. The Corporation is authorized to issue two classes of shares of $0.001 par value capital stock, which classes shall be designated "Common Stock" and "Preferred Stock," respectively. The Corporation shall have the authority to issue a total of 250,000,000 shares of Common Stock and 15,000,000 shares of Preferred Stock.

                           B. The Preferred Stock may be issued from time to
                  time in one or more series. The Board of Directors of this Corporation is expressly authorized to provide for the issue of all or any of the shares of Preferred Stock in one or more series, and to fix the designation and number of shares and to determine or alter for each such series such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such shares and as may be permitted by the Nevada Revised Statutes. The Board of Directors is also expressly authorized to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series. If the number of shares of any such series shall be so decreased, the shares constituting such decrease shall resume the status they had prior to the adoption of the resolutions originally fixing the number of shares of such series.

                           C. Upon amendment of this article to read as herein
                  set forth, each twenty (20) outstanding shares of this Corporation's Common Stock shall be combined into one (1) share of this Corporation's Common Stock, with any fractional shares resulting from such reverse stock split being rounded up to the nearest whole share of Common Stock."

         2. That the number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 52,813,699 shares of Common Stock, 3,400,000 shares of Series B $1.00 Convertible Preferred Stock and 2,000,000 shares of Series D $1.00 Convertible Preferred Stock; that the said changes and amendment have been consented to and approved by a majority of all of the stockholders of each class of stock outstanding and entitled to vote thereon.

         IN WITNESS WHEREOF, the undersigned declare under penalty of perjury that the matters set out in the foregoing certificate are true of their own knowledge.

         Dated:  June __, 2003

                                             -----------------------------------
                                             Silvano DiGenova, President

                                             -----------------------------------
                                             Paul Biberkraut, Secretary

                                    EXHIBIT C

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER ("MERGER AGREEMENT") is made and entered into as of June ___, 2003, by and among SUPERIOR GALLERIES, INC., a Delaware corporation ("SUBSIDIARY"), and TANGIBLE ASSET GALLERIES, INC., a Nevada corporation ("PARENT"). The Subsidiary and the Parent are sometimes referred to as the "CONSTITUENT ENTITIES."

                                   WITNESSETH:

         WHEREAS, Parent has authority to issue 250,000,000 shares of common stock, $0.001 par value (the "PARENT COMMON STOCK") and 15,000,000 shares of preferred stock, $0.001 par value (the "PARENT PREFERRED STOCK") of which there is presently outstanding 52,813,699 shares of Parent Common Stock and 5,525,000 shares of Parent Preferred Stock (the Parent Common Stock and Parent Preferred Stock being referred to herein collectively as the "PARENT STOCK"); and

         WHEREAS, Subsidiary has authority to issue 12,500,000 shares of common stock, $0.001 par value (the "SUBSIDIARY COMMON STOCK"), and 10,000,000 shares of preferred stock (the "SUBSIDIARY PREFERRED STOCK") of which there is presently outstanding one share of Subsidiary Common Stock (the Subsidiary Common Stock and Subsidiary Preferred Stock being referred to herein collectively as the "SUBSIDIARY STOCK"); and

         WHEREAS, the Board of Directors of each of the Constituent Corporations deems it advisable and in the best interests of each of the Constituent Corporations and their respective shareholders that Parent be merged into and with Subsidiary as permitted by the General Corporation Law of the State of Nevada and the General Corporation Law of the State of Delaware under and pursuant to the terms and conditions hereinafter set forth; and

         WHEREAS, the Board of Directors of each of the Constituent Corporations has approved this Agreement and directed that this Agreement be submitted to its shareholders;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and in accordance with the applicable provisions of the General Corporation Law of the State of Nevada and the General Corporation Law of the State of Delaware, the parties agree as follows:

                                   ARTICLE 1
                                   THE MERGER

                                   ----------

         1.1 MERGER OF PARENT WITH AND INTO SUBSIDIARY.

                  1.1.1 MERGER. Subject to the terms of this Merger Agreement, the Parent shall be acquired by the Subsidiary through a merger ("MERGER") of the Parent with and into the Subsidiary. Subsidiary shall survive the merger.

                  1.1.2 EFFECTIVE TIME. The Merger shall become effective (the "EFFECTIVE TIME") upon the latest to occur of:

                           (a) the filing with the Secretary of State of the
                  State of Delaware of a Certificate of Merger (the "CERTIFICATE OF MERGER") executed and acknowledged by the Constituent Entities in accordance with the relevant provisions of the Delaware General Corporation Law; and

                           (b) the filing with the Secretary of State of the
                  State of Nevada of Articles of Merger (the "ARTICLES OF MERGER") executed and acknowledged by the Constituent Entities in accordance with the relevant provisions of the Nevada Revised Statutes.

         The parties intend that the Effective Time occur after the effectiveness of a one-for-twenty reverse stock split by Parent, as contemplated by Parent's Proxy Statement for its 2003 Annual Meeting of Shareholders.

                  1.1.3 SURVIVING CORPORATION. At the Effective Time, the Parent shall be merged with and into the Subsidiary (herein the "SURVIVING CORPORATION") and the separate corporate existence of the Parent shall thereupon cease. The Surviving Corporation shall succeed, without other transfer, to all the rights and property of the Parent and shall be subject to all the debts and liabilities of the Parent in the same manner as if the Surviving Corporation had itself incurred them.

                                   ARTICLE 2
                   NAME, CERTIFICATE OF INCORPORATION, BYLAWS,
               DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION
               ---------------------------------------------------

         2.1 CERTIFICATE OF INCORPORATION OF THE SURVIVING CORPORATION. The Certificate of Incorporation of the Surviving Corporation shall be the present Certificate of Incorporation of Subsidiary.

         2.2 BYLAWS OF THE SURVIVING CORPORATION. The Bylaws of Parent as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation, unless and until amended or repealed as provided by applicable law, the Certificate of Incorporation of Subsidiary and the Bylaws of Parent.

         2.3 DIRECTORS AND OFFICERS. The directors and officers of Parent as of the Effective Time will be the directors and officers, respectively, of the Surviving Corporation, until expiration of their current terms and until their successors are elected and qualify, or their prior resignation, removal or death, subject to the Certificate of Incorporation of Subsidiary, the Bylaws of Parent and applicable law.

                                   ARTICLE 3
                           TREATMENT OF SHARES OF EACH
                         OF THE CONSTITUENT CORPORATIONS
                         -------------------------------

         3.1 CONVERSION OF SHARES. At the Effective Time:

                  3.1.1 By virtue of the Merger and without any action on the part of the holder thereof:

                  3.1.2 Each share of Parent Common Stock outstanding immediately prior to the Merger shall be converted into and become one share of Subsidiary Common Stock;

                  3.1.3 Each share of Parent Series A $5.00 Redeemable 8% Convertible Preferred Stock outstanding immediately prior to the Merger shall be converted into and become one share of Subsidiary Series A $5.00 Redeemable 8% Convertible Preferred Stock;

                  3.1.4 Each share of Parent Series B $1.00 Convertible Preferred Stock outstanding immediately prior to the Merger shall be converted into and become one share of Subsidiary Series B $1.00 Convertible Preferred Stock; and

                  3.1.5 Each share of Parent Series D $1.00 Convertible Preferred Stock outstanding immediately prior to the Merger shall be converted into and become one share of Subsidiary Series D $1.00 Convertible Preferred Stock.

                  3.1.6 Each share of Subsidiary Common Stock outstanding immediately prior to the Merger shall cease to exist and be cancelled;

                  3.1.7 Each other option, warrant, or right (including rights of conversion under other outstanding securities of Parent) for the purchase of the capital stock of Parent immediately prior to the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right (respectively) to purchase the same number of shares of the same class and series of Subsidiary capital stock at the same price and otherwise upon the same terms and conditions. Each stock option plan of Parent shall be assumed and continued as a stock option plan of Subsidiary.

         3.2 CERTIFICATES. No certificates for shares of Subsidiary Stock will be required to be issued to holders of any of the shares of Parent Stock upon the Merger; provided, however, that all shareholders of Parent who tender their certificates for Parent Stock for exchange shall be issued certificates representing the number of shares of Subsidiary Stock, of the same class and series, into which their Parent Stock has been converted by virtue of the Merger. Certificates representing shares of Parent Stock shall upon the Merger be deemed for all purposes to represent an equal number of shares of the same class and series of Subsidiary Stock. After the Effective Time, whenever certificates which formerly represented shares of Parent Stock are presented for exchange or registration of transfer, the Surviving Corporation will cause to be issued in respect thereof certificates representing an equal number of shares of Subsidiary Stock of the same class and series.

                                   ARTICLE 4
                       TRANSFER OF ASSETS AND LIABILITIES
                       ----------------------------------

         4.1 TRANSFER OF ASSETS AND LIABILITIES. At the Effective Time, the rights, privileges, powers and franchises, both of a public as well as of a private nature, of each of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all the disabilities, duties and restrictions of or upon each of the Constituent Corporations; and any and all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations, and all debts due to each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be transferred to and vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger; provided, however, that the liabilities of the Constituent Corporations and of their shareholders, directors and officers shall not be affected and all rights of creditors and all liens upon any property of either of the Constituent Corporations shall be preserved unimpaired, and any claim existing or action or proceeding pending by or against either of the

Constituent Corporations may be prosecuted to judgment as if such Merger had not taken place except as they may be modified with the consent of such creditors and all debts, liabilities and duties of or upon each of the Constituent Corporations shall attach to the Surviving Corporation, and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. The parties hereto agree that from time to time and as and when requested by the Surviving Corporation, or by its successors or assigns, to the extent permitted by law, the officers and directors of Parent and of the Surviving Corporation are fully authorized in the name of Parent or otherwise to execute and deliver all such deeds, assignments, confirmations, assurances and other instruments and to take or cause to be taken all such further action as the Surviving Corporation may deem, necessary or desirable in order to vest, perfect, confirm in or assure the Surviving Corporation title to and possession of all of said property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Agreement.

                                   ARTICLE 5
                      CONDITIONS, DEFERRAL, AND TERMINATION
                      -------------------------------------

         5.1 CONDITIONS. The obligation of Parent and Subsidiary to effect the transactions contemplated hereby is subject to satisfaction of the following conditions (any or all of which may be waived by Parent and Subsidiary in their sole discretion to the extent permitted by law):

                  5.1.1 Parent as sole shareholder of Subsidiary shall have approved the Merger in accordance with the General Corporation Law of the States of Nevada and Delaware.

                  5.1.2 The shareholders of Parent shall have approved the Merger in accordance with the General Corporation Law of the State of Nevada.

         5.2 DEFERRAL. Consummation of the Merger may be deferred by the Board of Directors of Parent for a reasonable period of time if such Board determines that deferral would be in the best interests of Parent and its shareholders.

         5.3 TERMINATION. This Agreement may be terminated by the Board of Directors of Parent or Subsidiary, for any reason, at any time before or after adoption and approval thereof by the shareholders of Parent or Subsidiary or both, but not later than the Effective Time. In determining whether to terminate this Agreement, the Directors of Parent and Subsidiary shall consider, in addition to any other matters deemed relevant, whether the Surviving Corporation will be subject to the requirements of Section 2115(b) of the California Corporations Code following the Effective Time.

         5.4 EFFECTS OF TERMINATION. In the event of the termination of this Merger Agreement, this Merger Agreement shall forthwith become void and there shall be no liability on the part of either of the Constituent Entities or their respective officers or directors.

         5.5 PAYMENT OF EXPENSES. If the Merger becomes effective, the Surviving Corporation shall assume and pay all expenses in connection therewith not theretofore paid by the respective parties. If for any reason the Merger shall not become effective, Parent shall pay all expenses incurred in connection with all the proceedings taken in respect of this Agreement or relating thereto.

                                   ARTICLE 6
                               GENERAL PROVISIONS
                               ------------------

         6.1 AMENDMENT. This Merger Agreement may be amended by the parties hereto at anytime before or after approval hereof by the shareholders of the Constituent Entities by execution of an instrument in writing signed on behalf of each of the parties hereto, provided, however, that no amendment shall be made which by law requires the further approval of the shareholders of the Constituent Entities without obtaining such approval.

         6.2 COUNTERPARTS. This Merger Agreement may be executed in one or more counterparts, each of which shall be deemed to be the original, but all of which together shall constitute one agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Merger Agreement as of the date first above written.

                                     TANGIBLE ASSET GALLERIES, INC.,
                                     a Nevada corporation

                                     By:
                                         ---------------------------------------
                                         Silvano DiGenova, President

                                     By:
                                         ---------------------------------------
                                         Paul Biberkraut, Secretary

                                     SUPERIOR GALLERIES, INC.,
                                     a Delaware corporation

                                     By:
                                         ---------------------------------------
                                         Silvano DiGenova, President

                                     By:
                                         ---------------------------------------
                                         Paul Biberkraut, Secretary

                                    EXHIBIT D

                          CERTIFICATE OF INCORPORATION
                                       OF
                            SUPERIOR GALLERIES, INC.,
                             A DELAWARE CORPORATION

                                   ARTICLE I.

         The name of this Corporation is Superior Galleries, Inc., a Delaware corporation.

                                   ARTICLE II.

         The address of the registered office of the Corporation in the State of Delaware and the County of Kent is 9 East Loockerman Street, Suite 1B, in the city of Dover, and the name of the registered agent at that address is National Registered Agents, Inc.

                                  ARTICLE III.

         The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV.

         The name of the Corporation's incorporator is Thomas G. Brockington and the incorporator's mailing address is Rutan & Tucker, LLP, 611 Anton Boulevard, Suite 1400, Costa Mesa, California 92626-1931.

                                   ARTICLE V.

         The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation. The name and mailing address of the person who is to serve as director until the first annual meeting of stockholders or until a successor is elected and qualified is as follows:

               Name                          Mailing Address
               ----                          ---------------
          Paul Biberkraut                    Superior Galleries
                                             9478 West Olympic Boulevard
                                             Beverly Hills, CA  90212

                                   ARTICLE VI.

         A. This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock:" The total number of shares which the Corporation is authorized to issue is Twenty-Two Million Five Hundred Thousand (22,500,000) shares. Twelve Million Five Hundred Thousand (12,500,000) shares shall be Common Stock, $0.001 par value, and Ten Million (10,000,000) shares shall be Preferred Stock, $0.001 par value.

         B. The Board of Directors of the Corporation may issue Preferred Stock from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized to adopt a resolution or resolutions from time to time, within the limitations and restrictions stated in this Certificate of Incorporation, to fix or alter the voting powers, designations, preferences, rights, qualifications, limitations and restrictions of any wholly unissued class of Preferred Stock, or any wholly unissued series of any such class, and the number of shares constituting any such series and the designation thereof, or any of them, and to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

                                  ARTICLE VII.

         A director of the Corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived any improper personal benefit. If the General Corporation Law of the State of Delaware is amended after approval by the stockholders of this Article to authorize corporate action further eliminating or limiting the personal liability of directors then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware as so amended.

         Any repeal or modification of the foregoing provisions of this Article VII by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE VIII.

         The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                   ARTICLE IX.

         Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

                                   ARTICLE X.

         The number of directors which shall constitute the whole Board of Directors of the Corporation shall be fixed from time to time by, or in the manner provided in, the Bylaws of the Corporation or in an amendment thereof duly adopted by the Board of Directors of the Corporation or by the stockholders of the Corporation.

                                   ARTICLE XI.

         Meetings of stockholders of the Corporation may be held within or without the State of Delaware, as the Bylaws of the Corporation may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors of the Corporation or in the Bylaws of the Corporation.

                                  ARTICLE XII.

         Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, repeal, alter, amend and rescind any or all of the Bylaws of the Corporation.

                                  ARTICLE XIII.

         The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the undersigned has signed this Certificate of Incorporation this 6th day of May, 2003.

                                           THOMAS G. BROCKINGTON
                                           -----------------------------------
                                           Thomas G. Brockington, Incorporator

                           CERTIFICATE OF DESIGNATION

                                       OF

            SERIES A $5.00 REDEEMABLE 8% CONVERTIBLE PREFERRED STOCK

                                       OF

                            SUPERIOR GALLERIES, INC.

         Pursuant to Section 141 of the Delaware General Corporation Law, the undersigned, being an officer of Superior Galleries, Inc., a Delaware corporation (the "COMPANY"), does hereby certify that the following resolutions were duly adopted by the unanimous consent of the board of directors (the "BOARD") of the Company:

         RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the Certificate of Incorporation of the Company, the Board hereby creates one hundred twenty-five thousand (125,000) shares of Series A $5.00 Redeemable 8 % Convertible Preferred Stock of the Company and authorizes the issuance thereof, and hereby fixes the designation thereof, and the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereon (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Company, which are applicable to the preferred stock, if any) as follows:

1. DEFINITIONS.

         For purposes of this Certificate of Designation, the following definitions shall apply:

         1.1      "BOARD" shall mean the Board of Directors of the Company.

         1.2 "COMPANY" shall mean Superior Galleries, Inc., a Delaware corporation.

         1.3 "COMMON STOCK" shall meant the Common Stock, $.001 par value per share, of the Company.

         1.4 "COMMON STOCK DIVIDEND" shall mean a stock dividend declared and paid on the Common Stock that is payable in shares of Common Stock.

         1.5 "DISTRIBUTION" shall mean the transfer of cash or property by the Company to one or more of its stockholders without consideration, whether by dividend or otherwise (except a dividend in shares of Company's stock).

         1.6 "ORIGINAL ISSUE DATE" shall mean the date on which the first share of Series A $5.00 Redeemable 8% Convertible Preferred Stock is issued by the Company.

         1.7 "ORIGINAL ISSUE PRICE" shall mean $5.00 per share for the Series A $5.00 Redeemable 8% Convertible Preferred Stock.

         1.8 "SERIES A PREFERRED STOCK" shall mean the Series A $5.00 Redeemable 8% Convertible Preferred Stock, $.001 par value per share, of the Company.

         1.9 "SUBSIDIARY" shall mean any corporation or limited liability company of which at least fifty percent (50%) of the outstanding voting stock or membership interests, as the case may be, is at the time owned directly or indirectly by the Company or by one or more of such subsidiary corporations.

2. DIVIDEND RIGHTS.

         2.1 DIVIDEND PROVISIONS. The holders of shares of Series A Preferred Stock (the "SHAREHOLDERS" or "HOLDER") shall be entitled to receive cumulative dividends at the rate of 8% per year, payable quarterly, in cash or shares of the Company's Common Stock at the Company's election. In the event the Company elects to pay such dividends in shares of the Company's Common Stock, the number of shares to be issued shall be based on the average of the closing prices of the Company's Common Stock, as reported on the Nasdaq Over the Counter Bulletin Board (or such other market on which the Company's Common Stock is then traded) for the 10 consecutive trading days preceding the record date for each such dividend, with such record date being the 14th day preceding the end of each quarter.

         2.2 COMMON STOCK DIVIDEND PARTICIPATION. No dividends (other than a Common Stock Dividend) shall be paid, and no Distribution shall be made, with respect to the Common Stock unless dividends in such amount shall have been paid or declared and set apart for payment to the holders of the Series A Preferred Stock simultaneously. Dividends on the Series A Preferred Stock shall not be mandatory or cumulative, and no rights or interest shall accrue to the holders of the Series A Preferred Stock by reason of the fact that the Company shall fail to declare or pay dividends on the Series A Preferred Stock, except for such rights or interest that may arise as a result of the Company paying a dividend or making a Distribution on the Common Stock in violation of the terms of this SECTION 2.

         2.3 PARTICIPATION RIGHTS. Dividends shall be declared pro rata on the Common Stock and the Series A Preferred Stock on a pari passu basis according to the number of shares of Common Stock held by such holders, where each holder of shares of Series A Preferred Stock is to be treated for this purpose as holding eleven (11) shares of Common Stock.

         2.4 NON-CASH DIVIDENDS. Whenever a dividend or Distribution provided for in this SECTION 2 shall be payable in property other than cash (other than a Common Stock Dividend), the value of such dividend or Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board.

3. LIQUIDATION RIGHTS.

         In the event of the liquidation, dissolution or winding up of the Company, the holders of Series A Preferred Stock shall have a liquidation preference over holders of common stock and other shares junior to the Series A Preferred Stock equal to $5.10 per share. Additionally, the Company shall not allow any liens on its inventory, unless subordinated to the interests of the Series A Preferred Stock, with such preference on the inventory equal to the inventory value, as determined in accordance with GAAP, of 150% of the stated par value of the aggregate of the outstanding shares of Series A Preferred Stock, except for inventory of the Company that is on consignment to be sold by third parties or was otherwise purchased pursuant to a security interest.

4. CONVERSION RIGHTS.

         The outstanding shares of Series A Preferred Stock shall be convertible into Common Stock as follows:

         4.1 OPTIONAL CONVERSION. Each share of Series A Preferred Stock shall be convertible into eleven (11) shares of the Company's Common Stock at any time prior to redemption at the option of the holder, subject to adjustment by SECTIONS 4.3 AND 4.4. Each holder of Series A Preferred Stock who elects to convert the same into shares of Common Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Company at such office that such holder elects to convert the same and shall state therein the number of shares of Series A Preferred Stock being converted. Thereupon, the Company shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such conversion. Such conversion shall be deemed to have been made immediately on the close of business on the date of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

         4.2 AUTOMATIC CONVERSION. The Series A Preferred Stock shall automatically convert into shares of the Company's Common Stock upon any of the following events: (i) the sale by the Company of all or substantially all of its assets; (ii) the consummation of a merger or a consolidation in which the Company is not the survivor (but not including a merger with the Company's initial corporate parent, Tangible Asset Galleries, Inc.); or (iii) the sale or exchange of all or substantially all of the outstanding shares of the Company's common stock (including by way of merger, consolidation, or other similar action).

         4.3 ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. If at any time or from time to time after the Original Issue Date the Company pays a dividend or makes another distribution to the holders of the Common Stock payable in securities of the Company, then in each such event, provision shall be made so that the holders of the Series A Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable upon conversion thereof, the amount of securities of the Company which they would have received had their Series A Preferred Stock been converted into Common Stock on the date of such event (or such record date, as applicable) and had they thereafter, during the period from the date of such event (or such record date, as applicable) to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this section with respect to the rights of the holders of the Series A Preferred Stock or with respect to such other securities by their terms.

         4.4 ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If at any time or from time to time after the Original Issue Date the Common Stock issuable upon the conversion of the Series A Preferred Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than by a Common Stock Event or a stock dividend, reorganization, merger, consolidation or sale of assets provided for elsewhere herein), then in any such event each holder of Series A Preferred Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the number of shares of Common Stock into which such shares of Series A Preferred Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

         4.5 RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Preferred Stock, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5. REDEMPTION AT OPTION OF THE COMPANY OR THE HOLDER.

         The Series A Preferred Stock shall be redeemable as follows:

         5.1 REDEMPTION BY THE COMPANY. The Series A Preferred Stock may be redeemed at the option of the Company, in whole or in part, for cash in the amount of $5.10 per share of Series A Preferred Stock or for shares of the Company's Common Stock in accordance with the Conversion Rate, in the event the closing sale price of the Company's Common Stock, as reported on the Nasdaq Over the Counter Bulletin Board (or such other market on which the Company's Common Stock is then traded), is greater than or equal to $0.90 for any consecutive 5 trading days (the "5 DAY CONSECUTIVE TRADING PERIOD"). Any partial redemption shall be made pro rata among all of the holders of the Series A Preferred Stock. The Company shall exercise its redemption right within thirty (30) days of the end of the 5 Day Consecutive Trading Period. In the event of a cash redemption, the Company shall immediately notify, in writing, the holder fifteen (15) days prior to the effective date of such redemption. Absent an election by the holder to convert the Series A Preferred Stock within fifteen (15) days of such notice, the Company shall promptly forward to the holder such funds or certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such redemption. In the event that the holder receives shares of Common Stock as a result of the redemption, such redemption shall be deemed to have been made on the close of business on the fifteenth day following notice of redemption and the person entitled to receive the shares of Common Stock issuable upon such redemption shall be treated for all purposes as the record holder of such shares of Common Stock on such date. In the event that the Company elects to redeem only a part of the outstanding Series A Preferred Stock, the Company shall cancel the redeemed Series A Preferred Stock certificates and issue new certificates representing the non-redeemed shares of Series A Preferred Stock to the holders along with such funds or common stock certificates due holder as a result of the redemption.

         5.2 REDEMPTION BY THE HOLDER. In addition, the Series A Preferred Stock shall be redeemable, at the option of the holder, at any time after March 21, 2004, for cash in the amount of $5.50 per share of Series A Preferred Stock or for shares of the Company's Common Stock in accordance with the Conversion Rate. In the event the holder elects to redeem such holder's shares of Series A Preferred Stock for cash, such shares of Series A Preferred Stock shall be redeemable at the rate of 1/10 of such shares purchased per quarterly period for any 10 consecutive quarters commencing after March 31, 2004. Upon election to redeem the Series A Preferred Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for the Series A Preferred Stock or Common Stock, and shall give written notice to the Company of such redemption. Thereafter, following fifteen days of such notice, the Company shall promptly issue and deliver to holder such funds or a certificate or certificates for the number of shares of Common Stock to which such holder is entitled upon such redemption. In the event that the holder receives shares of Common Stock as a result of the redemption, such redemption shall be deemed to have been made on the close of business on the fifteenth day following notice of redemption and the person entitled to receive the shares of Common Stock issuable upon such redemption shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

6. NOTICES.

         Any notices required by the provisions of this Certificate of Designation to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Company. The effective date of such notice shall be deemed to be three (3) calendar days following mailing of such notice. In the alternative, notices may be given via overnight delivery whereupon notice shall be deemed to be given as of the date of the actual receipt of such notice.

7. VOTING PROVISIONS.

         The shares of Series A Preferred Stock shall not have any voting rights.

         IN WITNESS WHEREOF, the Company has caused this Certificate to be signed in its name and on its behalf by its Chief Executive Officer and attested by its Secretary to as of the 6th day of May, 2003.

                                        SUPERIOR GALLERIES, INC.

                                        By: SILVANO DIGENOVA
                                            ------------------------------------
                                            Name:  Silvano DiGenova
                                            Title:  Chief Executive Officer

                                        By: PAUL BIBERKRAUT
                                            ------------------------------------
                                            Name: PAUL BIBERKRAUT
                                            Title: SECRETARY

                           CERTIFICATE OF DESIGNATION

                                       OF

                   SERIES B $1.00 CONVERTIBLE PREFERRED STOCK

                                       OF

                            SUPERIOR GALLERIES, INC.

         Pursuant to Section 141 of the Delaware General Corporation Law, the undersigned, being an officer of Superior Galleries, Inc., a Delaware corporation (the "CORPORATION"), does hereby certify that the following resolutions were duly adopted by the unanimous consent of the board of directors (the "BOARD") of the Corporation:

         RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the Certificate of Incorporation of the Corporation, the Board hereby creates 3,400,000 shares of Series B $1.00 Convertible Preferred Stock of the Corporation and authorizes the issuance thereof, and hereby fixes the designation thereof, and the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereon (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Corporation, which are applicable to the preferred stock, if any) as follows:

1. DESIGNATION.

         The series of preferred stock shall be designated and known as "Series B $1.00 Convertible Preferred Stock" (the "SERIES B PREFERRED STOCK"). The number of shares constituting the Series D Preferred Stock shall be 3,400,000. Each share of the Series B Preferred Stock shall have a stated value equal to one dollar ($1.00) (the "STATED VALUE").

2. CONVERSION RIGHTS.

         The Series B Preferred Stock shall be convertible into the $0.001 par value common stock of the Corporation (the "COMMON STOCK") as follows:

         a. OPTIONAL CONVERSION. Subject to and upon compliance with the provisions of this Section 2, a holder of any shares of the Series B Preferred Stock (a "HOLDER") shall have the right at such Holder's option at any time, to convert any of such shares of the Series B Preferred Stock held by the Holder into fully paid and non-assessable shares of the Common Stock at the then Conversion Rate (as defined herein).

         b. CONVERSION RATE. Each share of the Series B Preferred Stock is convertible into the number of shares of the Common Stock shall be calculated by dividing the Stated Value by $0.10 (the "CONVERSION PRICE"; the conversion rate so calculated, the "CONVERSION RATE"), subject to adjustments as set forth in
Section 2(d) hereof.

         c. MECHANICS OF CONVERSION. The Holder may exercise the conversion right specified in Section 2(a) by giving thirty (30) days written notice to the Corporation, that the Holder elects to convert a stated number of shares of the Series B Preferred Stock into a stated number of shares of Common Stock, and by surrendering the certificate or certificates representing the Series B Preferred

Stock to be converted, duly endorsed to the Corporation or in blank, to the Corporation at its principal office (or at such other office as the Corporation may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates for Common Stock shall be issued.

         d. Conversion Rate Adjustments. The Conversion Price shall be subject to adjustment from time to time as follows:

                  (1) CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE. In case of any consolidation with or merger of the Corporation with or into another corporation (other than a merger with the Corporation's initial corporate parent, Tangible Asset Galleries, Inc.), or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, each share of the Series B Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of the Series B Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder of the shares of the Series B Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock of other securities or property thereafter deliverable on the conversion of the shares of the Series B Preferred Stock.

                  (2) STOCK DIVIDENDS, SUBDIVISIONS, RECLASSIFICATION, OR COMBINATIONS. If the Corporation shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares; the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder of any shares of the Series B Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that it would have owned or been entitled to receive had such Series B Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

                  (3) ISSUANCES OF SECURITIES. If the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price, or (ii) sell or otherwise issue the Corporation's securities which are convertible into or exercisable for shares of the Corporation's Common Stock at a conversion or exercise price per share less than the Conversion Price, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price determined by multiplying the Conversion Price immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale (excluding shares held in the treasury), plus the number of shares of the Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of the additional shares to be issued at such issuance or sale.

                  (4) EXCLUDED TRANSACTIONS. No adjustment to the Conversion Price shall be required under this Section 2(d) in the event of the issuance of shares of Common Stock by the Corporation upon the conversion or exercise of or pursuant to any outstanding stock options or stock option plan now existing or hereafter approved by the Holders which stock options have an exercise or conversion price per share of less than the Conversion Price.

         e. APPROVALS. If any shares of the Common Stock reserved for the purpose of conversion of shares of the Series B Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of the Series B Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

         f. VALID ISSUANCE. All shares of Common Stock that may be issued upon conversion of shares of the Series B Preferred Stock will upon issuance be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action that will cause a contrary result.

3. LIQUIDATION.

         a. LIQUIDATION PREFERENCE. In the event of liquidation, dissolution or winding up of the Corporation (each a "LIQUIDATION EVENT"), the Series B Preferred Stock and the Corporation's Series D $1.00 Convertible Preferred Stock (the "SERIES D PREFERRED STOCK") shall have the same liquidation preference, pari passu, and the Holders of the Series B Preferred Stock (the "SERIES B HOLDERS") shall be entitled to receive, before any distribution of assets shall be made to the holders of any Common Stock, but after the liquidation preference of the Series A $5.00 convertible preferred stock (the "SERIES A PREFERRED STOCK"), an amount equal to the Stated Value per share of Series B Preferred Stock held by such Holder (the "LIQUIDATION PAY OUT"). After payment of the Liquidation Pay Out to each Series B Holder and the payment of the respective liquidation preferences of the other classes of preferred stock of the Corporation pursuant to the Corporation's Certificate of Incorporation, each Series B Holder shall be entitled to share with the holders of the Series D Preferred Stock (the "SERIES D HOLDERS") and the holders of the Common Stock, PARI PASSU, the remaining assets of the Corporation available for distribution to the Corporation's stockholders, with the ratable shares to be distributed with respect to the Series B Preferred Stock and Series D Preferred Stock calculated on an as-converted basis.

         b. RATABLE DISTRIBUTION. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation to be distributed among the Series B Holders and the Series D Holders shall be insufficient to permit payment in full to such holders of their respective Liquidation Payouts, then all remaining net assets of the Corporation after the provision for the payment of the Corporation's debts and distribution to any senior stockholders shall be distributed ratably among such holders of the Series B Preferred Stock and Series D Preferred Stock in proportion to the full amounts to which they would otherwise be entitled to receive.

4. VOTING RIGHTS.

         Except as prohibited under law of the State of Delaware, the Holders of the Series B Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. For the purposes of such shareholder votes, each share of Series B Preferred Stock shall be entitled to such number of votes as represented by the number of shares of Common Stock such share of Series B Preferred Stock would be convertible into at the time of such voting. Notwithstanding the foregoing, so long as any shares of Series B

Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series B Preferred Stock (i) alter or change the rights, preferences or privileges of the Series B Preferred Stock as outlined herein, or
(ii) create any new class or series of capital stock having a preference over the Series B Preferred Stock as to the payment of dividends or the distribution of assets upon the occurrence of a Liquidation Event ("SENIOR SECURITIES"), or
(iii) alter or change the rights, preferences or privileges of any Senior Securities so as to adversely affect the Series B Preferred Stock.

5. DIVIDENDS.

         The Holders of the Series B Preferred Stock shall not be entitled to receive dividends.

6. NO PREEMPTIVE RIGHTS.

         No Holders of the Series B Preferred Stock, whether now or hereafter authorized, shall, as such Holder, have any preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation, whether now or hereafter authorized.

7. EXCLUSION OF OTHER RIGHTS.

         Except as may otherwise be required by law, the shares of the Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation, as amended. The shares of the Series B Preferred Stock shall have no preemptive or subscription rights.

8. HEADINGS OF SUBDIVISIONS.

         The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9. SEVERABILITY OF PROVISIONS.

         If any right, preference or limitation of the Series B Preferred Stock set forth in this Certificate (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. STATUS OF REACQUIRED SHARES.

         No shares of the Series B Preferred Stock which have been issued and reacquired in any manner may be reissued, and all such shares shall be returned to the status of undesignated shares of preferred stock of the Corporation.

11. RESTRICTIONS AND LIMITATIONS.

         So long as any shares of the Series B Preferred Stock remain outstanding, the Corporation may not, without the vote or written consent by the holders of a majority of the outstanding shares of the Series B Preferred Stock, voting as a separate class:

         a. Effect any sale, license, conveyance, exchange or transfer of all or substantially all of the assets of the Corporation or take any other action which will result in the holders of the Corporation's capital stock prior to the transaction owning less than 50% of the voting power of the Corporation's capital stock after the transaction; or

         b. Amend or otherwise change the Corporation's Certificate of Incorporation, bylaws or certificate of designation of any stock; or

         c. Change the nature of the business of the Corporation or any of its subsidiaries; or

         d. Make any distributions on, or redemption of, any capital stock other than distributions or redemptions made pursuant to the certificates of designations of the Series A Preferred Stock, the Series B Preferred Stock; or

         e. Authorize, issue, obligate itself to issue, or agree to the authorization or issuance by any of the subsidiaries of the Corporation of, any capital stock or securities convertible into or exercisable for any capital stock, other than issuance of the Common Stock upon the conversion of shares of the Corporation's preferred stock or upon the exercise of any options or warrants which have been disclosed to the Holder in the certain Securities Purchase Agreement between the Corporation and the Holder relating to the issuance of Series B $1.00 Convertible Preferred Stock of the Corporation's corporate predecessor, Tangible Asset Galleries, Inc.; or

         f. Make acquisitions of fixed assets or capital stock or capital expenditures, except for the purchase of inventory or other assets in the ordinary course of business, in any 12-month period during which the aggregate amount of all such transactions exceeding $100,000; or

         g. Enter into any credit facility or issue any debt, except for increases in debt under existing credit facilities as of the date hereof and the increase of trade credit or accounts payable in the ordinary course of business, involving any amount exceeding $100,000 in a single transaction or a series of transactions; or

         h. Increase the number of directors on the Board above five; or

         i. Enter into any transaction with any affiliate (as such term is used in Rule 144 promulgated pursuant to the Securities Act of 1933, as amended) of the Corporation or modify any existing agreement or understanding with such affiliate (except for any transaction with any of its wholly owned, operating subsidiaries in the ordinary course of business); or

         j. File a voluntary or involuntary petition that commences a case under Title 11 of the United States Code (or any successor statutes) with respect to the Corporation, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking, or consent to, relief under any applicable federal or state law relating to bankruptcy or insolvency.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name and on its behalf by its Chief Executive Officer and attested to as of the 5th day of May, 2003.

                                        SUPERIOR GALLERIES, INC.

                                        By: SILVANO DIGENOVA
                                            ------------------------------------
                                            Name:  Silvano DiGenova
                                            Title:  Chief Executive Office

                           CERTIFICATE OF DESIGNATION

                                       OF

                   SERIES D $1.00 CONVERTIBLE PREFERRED STOCK

                                       OF

                            SUPERIOR GALLERIES, INC.

         Pursuant to Section 141 of the Delaware General Corporation Law, the undersigned, being an officer of Superior Galleries, Inc., a Delaware corporation (the "Corporation"), does hereby certify that the following resolutions were duly adopted by the unanimous consent of the board of directors (the "Board") of the Corporation:

         RESOLVED, that pursuant to authority expressly granted to and vested in the Board by the Certificate of Incorporation of the Corporation, the Board hereby creates two million (2,000,000) shares of Series D $1.00 Convertible Preferred Stock, of the Corporation and authorizes the issuance thereof, and hereby fixes the designation thereof, and the voting powers, preferences and relative, participating, optional and other special rights, and the qualifications, limitations or restrictions thereon (in addition to the designation, preferences and relative, participating and other special rights, and the qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation of the Corporation, which are applicable to the preferred stock, if any) as follows:

1. DESIGNATION.

         The series of preferred stock shall be designated and known as "Series D $1.00 Convertible Preferred Stock" (the "SERIES D PREFERRED STOCK"). The number of shares constituting the Series D Preferred Stock shall be two million (2,000,000). Each share of the Series D Preferred Stock shall have a stated value equal to one dollar ($1.00) (the "STATED VALUE").

2. CONVERSION RIGHTS.

         The Series D Preferred Stock shall be convertible into the $0.001 par value common stock of the Corporation (the "COMMON STOCK") as follows:

                  a. OPTIONAL CONVERSION. Subject to and upon compliance with the provisions of this Section 2, a holder of any shares of the Series D Preferred Stock (a "HOLDER") shall have the right at such Holder's option at any time, to convert any of such shares of the Series D Preferred Stock held by the Holder into fully paid and non-assessable shares of the Common Stock at the then Conversion Rate (as defined herein).

                  b. CONVERSION RATE. Each share of the Series D Preferred Stock is convertible into the number of shares of the Common Stock shall be calculated by dividing the Stated Value by $0.06 (the "CONVERSION PRICE"; the conversion rate so calculated, the "CONVERSION RATE"), subject to adjustments as set forth in Section 2(d) hereof.

                  c. MECHANICS OF CONVERSION. The Holder may exercise the conversion right specified in Section 2(a) by giving thirty (30) days written notice to the Corporation, that the Holder elects to convert a stated number of shares of the Series D Preferred Stock into a stated number of shares of Common Stock, and by surrendering the certificate or certificates representing the Series D Preferred Stock to be converted, duly endorsed to the Corporation or in blank, to the Corporation at its principal office (or at such other office as the Corporation may designate by written notice, postage prepaid, to all Holders) at any time during its usual business hours, together with a statement of the name or names (with addresses) of the person or persons in whose name the certificate or certificates for Common Stock shall be issued.

                  d. CONVERSION RATE ADJUSTMENTS. The Conversion Price shall be subject to adjustment from time to time as follows:

                  (1) CONSOLIDATION, MERGER, SALE, LEASE OR CONVEYANCE. In case of any consolidation or merger of the Corporation with or into another corporation (other than a merger with the Corporation's initial corporation parent, Tangible Asset Galleries, Inc.), or in case of any sale, lease or conveyance to another corporation of all or substantially all of the assets of the Corporation, each share of the Series D Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of such share of the Series D Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holder of the shares of the Series D Preferred Stock shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock of other securities or property thereafter deliverable on the conversion of the shares of the Series D Preferred Stock.

                  (2) STOCK DIVIDENDS, SUBDIVISIONS, RECLASSIFICATION, OR COMBINATIONS. If the Corporation shall (i) declare a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding Common Stock into a smaller number of shares; the Conversion Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination, or reclassification shall be proportionately adjusted so that the Holder of any shares of the Series D Preferred Stock surrendered for conversion after such date shall be entitled to receive the number of shares of Common Stock that it would have owned or been entitled to receive had such Series D Preferred Stock been converted immediately prior to such date. Successive adjustments in the Conversion Price shall be made whenever any event specified above shall occur.

                  (3) ISSUANCES OF SECURITIES. If the Corporation shall (i) sell or otherwise issue shares of the Common Stock at a purchase price per share less than the Conversion Price, or (ii) sell or otherwise issue the Corporation's securities which are convertible into or exercisable for shares of the Corporation's Common Stock at a conversion or exercise price per share less than the Conversion Price, then immediately upon such issuance or sale, the Conversion Price shall be adjusted to a price determined by multiplying the Conversion Price immediately prior to such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance or sale (excluding shares held in the treasury), plus the number of shares of the Common Stock that the aggregate consideration received by the Corporation for such issuance would purchase at such Conversion Price; and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance plus the number of the additional shares to be issued at such issuance or sale.

                  (4) EXCLUDED TRANSACTIONS. No adjustment to the Conversion Price shall be required under this Section 2(d) in the event of the issuance of shares of Common Stock by the Corporation upon the conversion or exercise of or pursuant to any outstanding stock options or stock option plan now existing or hereafter approved by the Holders which stock options have an exercise or conversion price per share of less than the Conversion Price.

         e. APPROVALS. If any shares of the Common Stock reserved for the purpose of conversion of shares of the Series D Preferred Stock require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of the Series D Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon conversion.

         f. VALID ISSUANCE. All shares of Common Stock that may be issued upon conversion of shares of the Series D Preferred Stock will upon issuance be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof, and the Corporation shall take no action that will cause a contrary result.

3. LIQUIDATION.

         a. LIQUIDATION PREFERENCE. In the event of liquidation, dissolution or winding up of the Corporation (each a "LIQUIDATION EVENT"), the Holders of the Series D Preferred Stock shall have the same liquidation preference, pari passu, as the holders (the "SERIES B HOLDERS") of the Series B $1.00 Convertible Preferred Stock (the "SERIES B PREFERRED STOCK"), and shall be entitled to receive, before any distribution of assets shall be made to the holders of any Common Stock, but after the liquidation preference of the Series A $5.00 convertible preferred stock (the "SERIES A PREFERRED STOCK"), an amount equal to the Stated Value per share of Series D Preferred Stock held by such Holder (the "LIQUIDATION PAY OUT"). After payment of the Liquidation Pay Out to each Holder and the payment of the respective liquidation preferences of the other classes of preferred stock of the Corporation pursuant to the Corporation's Certificate of Incorporation, each Holder shall be entitled to share with the Series B Holders and the holders of the Common Stock, PARI PASSU, the remaining assets of the Corporation available for distribution to the Corporation's stockholders, with the ratable shares to be distributed with respect to the Series B Preferred Stock and Series D Preferred Stock calculated on an as-converted basis.

         b. RATABLE DISTRIBUTION. If upon any liquidation, dissolution or winding up of the Corporation, the net assets of the Corporation to be distributed among the Holders and the Series B Holders shall be insufficient to permit payment in full to such holders of their respective Liquidation Payouts, then all remaining net assets of the Corporation after the provision for the payment of the Corporation's debts and distribution to any senior stockholders shall be distributed ratably among such holders of the Series B Preferred Stock and Series D Preferred Stock in proportion to the full amounts to which they would otherwise be entitled to receive.

4. VOTING RIGHTS.

         Except as prohibited under Delaware law, the Holders of the Series D Preferred Stock shall be entitled to vote at any meeting of stockholders of the Corporation (or any written actions of stockholders in lieu of meetings) with respect to any matters presented to the stockholders of the Corporation for their action or consideration. For the purposes of such shareholder votes, each share of Series D Preferred Stock shall be entitled to such number of votes as represented by the number of shares of Common Stock such share of Series D

Preferred Stock would be convertible into at the time of such voting. Notwithstanding the foregoing, so long as any shares of Series D Preferred Stock remain outstanding, the Corporation shall not, without first obtaining the approval of the holders of at least a majority of the then outstanding shares of Series D Preferred Stock, voting as a separate class (i) alter or change the rights, preferences or privileges of the Series D Preferred Stock as outlined herein, or (ii) create any new class or series of capital stock having a preference same as or over the Series D Preferred Stock as to the payment of dividends or the distribution of assets upon the occurrence of a Liquidation Event ("SENIOR SECURITIES"), or (iii) alter or change the rights, preferences or privileges of any Senior Securities so as to adversely affect the Series D Preferred Stock.

5. DIVIDENDS.

         The Holders of the Series D Preferred Stock shall not be entitled to receive dividends.

6. NO PREEMPTIVE RIGHTS.

         No Holders of the Series D Preferred Stock, whether now or hereafter authorized, shall, as such Holder, have any preemptive right whatsoever to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation nor of any security convertible into, nor of any warrant, option or right to purchase, subscribe for or otherwise acquire, stock of any class of the Corporation, whether now or hereafter authorized.

7. EXCLUSION OF OTHER RIGHTS.

         Except as may otherwise be required by law, the shares of the Series D Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this resolution (as such resolution may be amended from time to time) and in the Corporation's Certificate of Incorporation. The shares of the Series D Preferred Stock shall have no preemptive or subscription rights.

8. HEADINGS OF SUBDIVISIONS.

         The headings of the various subdivisions hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.

9. SEVERABILITY OF PROVISIONS.

         If any right, preference or limitation of the Series D Preferred Stock set forth in this certificate of designation (this "CERTIFICATE") (as such Certificate may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.

10. STATUS OF REACQUIRED SHARES.

         No shares of the Series D Preferred Stock which have been issued and reacquired in any manner may be reissued, and all such shares shall be returned to the status of undesignated shares of preferred stock of the Corporation.

11. RESTRICTIONS AND LIMITATIONS.

         So long as any shares of the Series D Preferred Stock remain outstanding, the Corporation may not, without the vote or written consent by the holders of a majority of the outstanding shares of the Series D Preferred Stock, voting as a separate class:

         a. Effect any sale, license, conveyance, exchange or transfer of all or substantially all of the assets of the Corporation or take any other action which will result in the holders of the Corporation's capital stock prior to the transaction owning less than 50% of the voting power of the Corporation's capital stock after the transaction; or

         b. Amend or otherwise change the Corporation's Certificate of Incorporation, bylaws or certificate of designation of any stock; or

         c. Change the nature of the business of the Corporation or any of its subsidiaries; or

         d. Make any distributions on, or redemption of, any capital stock (other than: (i) distributions or redemptions made pursuant to the certificates of designations of the Series A Preferred Stock, the Series B Preferred Stock; or (ii) redemptions or repurchases in amounts not exceeding $10,000 in the aggregate per fiscal year); or

         e. Authorize, issue, obligate itself to issue, or agree to the authorization or issuance by any of the subsidiaries of the Corporation of, any capital stock or securities convertible into or exercisable for any capital stock, other than issuance of the Series D Preferred Stock pursuant to that certain Series D Preferred Stock Purchase and Warrant Exercise Agreement between the Corporation's corporate predecessor, Tangible Asset Galleries, Inc., and Stanford Venture Capital Holdings, Inc. dated as of January 31, 2003 (the "SERIES D PURCHASE AGREEMENT") or the issuance of the Common Stock upon the conversion of shares of the Corporation's preferred stock or upon the exercise of any options or warrants which have been contemplated or disclosed in the Series D Purchase Agreement in; or

         f. Make acquisitions of fixed assets or capital stock or capital expenditures (except for the purchase of inventory or other assets in the ordinary course of business) in any 12-month period during which the aggregate amount of all such transactions exceeds $100,000; or

         g. Enter into any credit facility or issue any debt (except for (i) increases in debt under existing credit facilities as of the date hereof and as in effect on the date hereof and (ii) the increase of trade credit or accounts payable in the ordinary course of business) that exceeds $100,000 in a single transaction or a series of transactions; or

         h. Increase the number of directors on the Board above five; or

         i. Enter into any transaction with any affiliate (as such term is used in Rule 144 promulgated pursuant to the Securities Act of 1933, as amended) of the Corporation or modify any existing agreement or understanding with such affiliate (except for any transaction with any of its wholly owned, operating subsidiaries in the ordinary course of business); or

         j. File a voluntary or involuntary petition that commences a case under Title 11 of the United States Code (or any successor statutes) with respect to the Corporation, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking, or consent to, relief under any applicable federal or state law relating to bankruptcy or insolvency.

12. AMENDMENT.

         This Certificate may be amended with the written approval of (i) the Corporation and (ii) the vote or written consent of holders of a majority of the outstanding shares of the Series D Preferred Stock, without the consent or approval of any other party. Any amendment so effected shall be binding upon the Corporation and any holder of the Series D Preferred Stock.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name and on its behalf by its Chief Executive Officer and attested to as of the 6th day of May, 2003.

                                        SUPERIOR GALLERIES, INC.

                                        By: SILVANO DIGENOVA
                                            ------------------------------------
                                            Name:  Silvano DiGenova
                                            Title:  Chief Executive Officer

                                    EXHIBIT E

                                     BYLAWS
                                     ------

                       BYLAWS OF SUPERIOR GALLERIES, INC.
                             A DELAWARE CORPORATION

                           ==========================

                          ARTICLE I - CORPORATE OFFICES

         1.1 REGISTERED OFFICE.

         The registered office of Superior Galleries, Inc. (the "CORPORATION") shall be fixed in the Corporation's Certificate of Incorporation, as the same may be amended from time to time.

         1.2 PRINCIPAL OFFICE AND OTHER OFFICES.

         The principal executive office for the transaction of business of the Corporation is hereby fixed and located at 9478 West Olympic Boulevard, Beverly Hills, CA 90212. The location may be changed by the Corporation's Board of Directors (the "BOARD") in their discretion, and additional offices may be established and maintained at any place or places, either inside or outside of Delaware, as the Board may from time to time designate. Branch or subordinate offices may at any time be established by the Board at any place or places where the Corporation is qualified to do business.

                      ARTICLE II - MEETINGS OF SHAREHOLDERS

         2.1 PLACE OF MEETINGS.

         Meetings of shareholders shall be held at any place, within or outside the State of Delaware, as designated by the Board. The Board may, in its sole discretion, determine that a meeting of shareholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the "DGCL"). In the absence of any such designation or determination, shareholders' meetings shall be held at the Corporation's principal executive office.

         2.2 ANNUAL MEETING.

                  (i) The annual meeting of shareholders shall be held each year as follows :

         Time of meeting:           10:00 AM
         Date of Meeting:           Third Thursday on the fifth month following
                                    the end of the Corporation's fiscal year.

                  (ii) If this day shall be a legal holiday, then the meeting shall be held at the same time on the next succeeding business day. At the annual meeting, the shareholders shall elect the Board of Directors, consider reports of the affairs of the Corporation, and transact such other business as may be properly brought before the meeting.

                  (iii) If the above date is inconvenient, the annual meeting of shareholders shall be held each year on a date and at a time designated by the Board within ninety days of the above date upon proper notice to all shareholders.

         2.3 SPECIAL MEETINGS.

                  (i) Special meetings of the shareholders for any purpose or purposes whatsoever, may be called at any time by the Board, Chairperson of the Board, President or by one or more shareholders holding shares in the aggregate entitled to cast not less than 10% of the votes at any such meeting. Except as provided in subsection (ii) of this Section 2.3 below, notice shall be given as for the annual meeting.

                  (ii) If a special meeting is called by any person or persons other than the Board, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by facsimile transmission to the Chairperson of the Board, the President, any Vice President, or the Secretary of the Corporation. The officer(s) receiving such request shall cause notice to be given to the shareholders entitled to vote at such meeting, in accordance with the provisions of Sections 2.4 and 2.5 of these Bylaws, indicating that a meeting will be held at the time requested by the person or persons calling the meeting, not less than 35 nor more than 60 days after receipt of the request. If the notice is not given within 20 days after receipt if the request, the person or persons requesting the meeting may give the notice in the manner provided in these Bylaws. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing, or affecting the time when a meeting of shareholders called by action of the Board may be held.

         2.4 NOTICE OF SHAREHOLDERS' MEETINGS.

                  (i) Notice of any shareholders meetings, annual or special, shall be given in writing not less than 10 nor more than 60 days before the date of the meeting to each shareholder entitled to vote at such meeting by the Secretary or the Assistant Secretary, or if there be no such officer, or in the case of said Secretary or Assistant Secretary's neglect or refusal, by any Director or shareholder. The notice shall specify the place, if any, the day and the hour of the meeting, the means of remote communication, if any, by which shareholders and proxy holders may be deemed to be present in person and vote at such meeting, and (a) in the case of a special meeting, the general nature of the business to be transacted and that no other business may be transacted, or
(b) in the case of an annual meeting, those matters which the Board, at the date of mailing of notice, intends to present for action by the shareholders. At any meetings where Directors are elected, notice shall include the names of the nominees, if any, intended at the date of notice to be presented for election.

                  (ii) If action is proposed to be taken at any meeting for approval of (a) contracts or transactions in which a Director has a direct or indirect financial interest, (b) an amendment to the Certificate of Incorporation, (c) a reorganization of the Corporation, (d) dissolution of the Corporation, or (e) a distribution to preferred shareholders, the notice shall also state the general nature of such proposal.

         2.5 MANNER OF GIVING NOTICE; AFFIDAVIT OF NOTICE.

         Notice of any meeting of shareholders shall be given personally or by mail or other means of communication as provided in the DGCL and shall be sent to the shareholder's address appearing on the books of the Corporation, or supplied by the shareholder to the Corporation for the purpose of notice. Notice shall be deemed given at the time it is delivered personally or, if mailed, deposited in the United States mail, postage prepaid, directed to the shareholder at his or her address as it appears on the Corporation's records; or if electronically transmitted, as provided in Section 8.1 of these Bylaws.

         An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or any other agent of the Corporation that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         2.6 QUORUM.

         The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the shareholders, except as otherwise provided in the DGCL or these Bylaws. The shareholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by a majority of the shares required to constitute a quorum.

         2.7 ADJOURNED MEETING; NOTICE.

         Any shareholders' meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares represented at such meeting, either in person or by proxy, but in the absence of a quorum, no other business may be transacted at such meeting. When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which shareholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 45 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         2.8 WAIVER OR CONSENT BY ABSENT SHAREHOLDERS.

                  (i) The transactions of any meeting of shareholders, either annual or special, however called and noticed, shall be valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, not present in person or by proxy, sign a written waiver of notice, or a consent to the holdings of such meeting or an approval of the minutes thereof.

                  (ii) The waiver of notice or consent need not specify either the business to be transacted or the purpose of any regular or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 2.4(ii) of this Article, the waiver of notice or consent shall state the general nature of such proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.

                  (iii) Attendance of a person at a meeting shall also constitute a waiver of notice of such meeting, except when the person objects at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice. A shareholder or shareholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation may (i) inspect and copy the records of shareholders' names and addresses and shareholdings during usual business hours upon five days prior written demand upon the Corporation, and/or (ii) obtain from the transfer agent by paying such transfer agent's usual charges for such a list, a list of the shareholders' names and addresses who are entitled to vote for the election of Directors, and their shareholdings, as of the most recent record date for which such list has been compiled or as of a date specified by the shareholders subsequent to the day of demand. Such list shall be made available by the transfer agent on or before the later of five days after the demand is received or the date specified therein as the date as of which the list is to be compiled. The record of shareholders shall also be open to inspection upon the written demand of any shareholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to such holder's interest as a shareholder or as a holder of a voting trust certificate. Any inspection and copying under this Section may be made in person or by an agent or attorney of such shareholder or holder of a voting trust certificate making such demand.

                             ARTICLE III - DIRECTORS

         3.1 POWERS; STANDARD OF CARE.

                  (i) Subject to the provisions of the DGCL and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the shareholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board. The Board may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other persons, provided that the business and affairs of the Corporation shall be managed, and all corporate powers shall be exercised, under the ultimate direction of the Board.

                  (ii) Each Director shall exercise such powers and otherwise perform such duties in good faith, in the matter such Director believes to be in the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in a like position would use under similar circumstances.

                  (iii) In performing the duties of a Director, a Director shall be entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, which are prepared or presented by: (a) one or more officers or employees of the Corporation whom the Director believes to be reliable and competent in the matter presented; (b) counsel, independent accountants or other persons as to matters which the Director believes to be within such person's professional or expert competence; or (c) a committee of the Board upon which the Director does not serve, as to matters within its designated authority, which committee the Director believes to merit confidence, so long as in any such case the Director acts in good faith, after reasonable inquiry when the need therefor is indicated by the circumstances and without knowledge that would cause such reliance to be unwarranted.

         3.2 EXCEPTION FOR CLOSE CORPORATION

         Notwithstanding the provisions of Section 3.1 of this Article, in the event that the Corporation shall elect to become a close corporation, its shareholders may enter into a Shareholders' Agreement. Said Agreement may provide for the exercise of corporate powers and the management of the business and affairs of the Corporation by the shareholders; provided, however, such Agreement shall, to the extent and so long as the discretion or powers of the Board in its management of corporate affairs is controlled by such Agreement, impose upon each shareholder who is a party hereof, liability for managerial acts performed or omitted by such person pursuant thereto otherwise imposed upon Directors; and the Directors shall be relieved to that extent from such liability.

         3.3 NUMBER OF DIRECTORS.

                  (i) The authorized number of Directors shall be five (5) until changed by a duly adopted amendment to the Certificate of Incorporation or by an amendment to this Section 3.3 of these Bylaws, adopted by the vote or written consent of shareholders entitled to exercise majority voting power as provided in the DGCL.

                  (ii) In the event only one Director is required by these Bylaws or the Certificate of Incorporation, then any reference herein to notices, waivers, consents, meetings or other actions by a majority or quorum of the Board shall be deemed or referred as such notice, waiver, etc., by the sole Director, who shall have all rights and duties and shall be entitled to exercise all of the powers and shall assume all the responsibilities otherwise herein described, as given to the Board.

         3.4 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS.

         Except as provided in Section 3.5 of these Bylaws, Directors shall be elected at each annual meeting of shareholders to hold office until the next annual meeting. Directors need not be shareholders unless so required by the Certificate of Incorporation or these Bylaws. Each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified or until such director's earlier death, resignation or removal.

         3.5 RESIGNATION AND VACANCIES.

                  (i) Unless otherwise provided in the Certificate of Incorporation or these Bylaws, vacancies may be filled by a majority of the remaining Directors, although less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a Director by the vote or written consent of the shareholders, or by a court order, may be filled only by vote of a majority of the shares entitled to vote, represented at a duly held meeting at which a quorum is present, or by the written consent of holders of the majority of the outstanding shares entitled to vote.

                  (ii) A vacancy or vacancies on the Board shall be deemed to exist in the event of the death, resignation or removal of any Director, or if the Board by resolution declares vacant the office of a Director who has been declared of unsound mind by an order of court or convicted of a felony.

                  (iii) The shareholders may elect a Director or Directors at any time to fill any vacancy or vacancies not filled by the Directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

                  (iv) Any director may resign at any time, effective on giving notice to the Chairperson of the Board, the President, the Secretary, or the Board, unless the notice specifies a later time for that resignation to become effective. If the resignation is effective at a future time, the Board may, prior to the effective date of a Director's resignation, elect a successor to take office when the resignation becomes effective.

         3.6 PLACE OF MEETINGS; MEETINGS BY TELEPHONE.

         Regular meetings of the Board shall be held at any place within or outside the state that has been designated from time to time by resolution of the Board. In the absence of such resolution, regular meetings shall be held at the principal executive office of the Corporation. Special meetings of the Board shall be held at any place within or outside the state that has been designated in the notice of the meeting, or, if not stated in the notice or there is no notice, at the principal executive office of the Corporation. Any meeting, regular or special, may be held by conference telephone or similar communication equipment, so long as all Directors participating in such meeting can hear one another, and all such Directors shall be deemed to have been present in person at such meeting.

         3.7 ANNUAL MEETINGS.

         Immediately following each annual meeting of shareholders, the Board shall hold a regular meeting for the purpose of organization, the election of officers and the transaction of other business. Notice of this meeting shall not be required. Minutes of any meeting of the Board, or any committee thereof, shall be maintained as required by the DGCL by the Secretary or other officer designated for that purpose.

         3.8 REGULAR MEETINGS.

         Regular meetings of the Board shall be held without notice at such time and at such place as shall from time to time be determined by the Board. Notice of the change in the determination of the time and place shall be given to each Director in the same manner as notice for such special meetings of the Board. If such day falls upon a holiday, such meetings shall be held on the next succeeding day thereafter.

         3.9 SPECIAL MEETINGS; NOTICE.

                  (i) Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the President, any Vice President, the Secretary, or any two Directors.

                  (ii) Notice of the time and place of special meetings shall be
(a) delivered personally by hand, by courier or by telephone; (b) sent by United States first-class mail, postage prepaid; (c) sent by facsimile; or (d) sent by electronic mail,

directed to each Director at that Director's address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation's records.

         If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 48 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to either the Director or to a person at the office of the Director who the person giving the notice has reason to believe will promptly communicate same to Director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation's principal executive office) nor the purpose of the meeting.

         3.10 WAIVER WITHOUT NOTICE.

                  (i) The transactions of any meeting of the Board, however called, noticed, or wherever held, shall be as valid as though had at a meeting duly held after the regular call and notice if a quorum is present and if, either before or after the meeting, each of the Directors not present signs a written waiver of notice, a consent to holding the meeting, or an approval of the minutes thereof. Waivers of notice or consent need not specify the purposes of the meeting. All such waivers, consents and approvals shall be filed with the corporate records or made part of the minutes of the meeting.

                  (ii) Notice of a meeting shall also be deemed given to any Director who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such Director.

         3.11 QUORUM.

                  (i) At all meetings of the Board, a majority of the authorized number of Directors shall constitute a quorum for the transaction of business, except to adjourn as provided in subsection (ii) of this Section 3.11. The vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by the DGCL, the Certificate of Incorporation or these Bylaws. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of Directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

                  (ii) A majority of the Directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

                  (iii) Notice of the time and place of the holding of an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of such time and place shall be given prior to the time of the adjourned meeting to the Directors who were not present at the time of the adjournment.

         3.12 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

         Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken by the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

         3.13 FEES AND COMPENSATION OF DIRECTORS.

         By resolution of the Board, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefor.

         3.14 REMOVAL OF DIRECTORS.

                  (i) Unless otherwise restricted by statute, the Certificate of Incorporation or these Bylaws, any director or the entire Board may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of Directors. In such case, the remaining members , if any, of the Board may elect a successor Director to fill such vacancy for the remaining unexpired term of the Director so removed.

                  (ii) No Director may be removed (unless the entire Board is removed) when the votes cast against removal or not consenting in writing to such removal would be sufficient to elect such Director if voted cumulatively at an election at which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote, were voted) and the entire number of Directors authorized at the time of the Directors' most recent election were then being elected; and when by the provisions of the Certificate of Incorporation the holders of the shares of any class or series voting as a class or series are entitled to elect one or more Directors, any Director so elected may be removed only by the applicable vote of the holders of the shares of that class or series.

                  (iii) No reduction of the authorized number of Directors shall have the effect of removing any director prior to the expiration of such director's term of office.

         3.15 ADVISORY DIRECTORS.

         The Board from time to time may elect one or more persons to be Advisory Directors, who shall not by such appointment be members of the Board. Advisory Directors shall be available from time to time to perform special assignments specified by the President, to attend meetings of the Board upon invitation and to furnish consultation to the Board. The period during which the title shall be held may be prescribed by the Board. If no period is prescribed, the title shall be held at the pleasure of the Board.

                             ARTICLE IV - COMMITTEES

         4.1 COMMITTEES OF DIRECTORS.

         Committees of the Board may be appointed by resolution passed by a majority of the whole Board. Committees shall be composed of two or more members of the Board. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Any such committee shall have such powers as those held by the Board as may be expressly delegated to it by resolution of the Board, except those powers expressly made non-delegable by the DGCL.

         4.2 MEETINGS AND ACTION OF COMMITTEES.

         Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 0 (place of meetings; meetings by telephone), Section 3.8 (regular meetings), Section 0 (special meetings; notice), Section 3.11 (quorum), Section 0 (action without a meeting), and Section 3.16 (waiver without notice) with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members. HOWEVER:

                  (i) the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee;

                  (ii) special meetings of committees may also be called by resolution of the Board; and

                  (iii) notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                              ARTICLE V - OFFICERS

         5.1 OFFICERS.

         The principal officers of the Corporation shall be a President, a Vice President, a Secretary, and Chief Financial Officer who may also be called Treasurer. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

         5.2 APPOINTMENT OF OFFICERS.

         The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 and 5.5 of these Bylaws, and each shall serve at the pleasure of the Board, subject to the rights, if any, of an officer under any contract of employment.

         5.3 SUBORDINATE OFFICERS.

         The Board may appoint such other officers as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

         5.4 REMOVAL AND RESIGNATION OF OFFICERS.

                  (i) Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Directors at that time in office at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

                  (ii) Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

         5.5 VACANCIES IN OFFICES.

         A vacancy in any office because of death, resignation, removal, disqualification, or any other cause shall be filled in the manner prescribed in these Bylaws for regular appointments to that office.

         5.6 CHAIRPERSON OF THE BOARD.

         The Chairperson of the Board, if such an officer be elected, shall, if present, preside at meetings of the Board and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board or as may be prescribed by these Bylaws. If there is no president, then the Chairperson of the Board shall also be the Chief Executive Officer of the Corporation and shall have the powers and duties prescribed in Section 5.7 of these Bylaws.

         5.7 CHIEF EXECUTIVE OFFICER.

         Subject to such supervisory powers, if any, as the Board may give to the Chairperson of the Board, the Chief Executive Officer, if any, shall, subject to the control of the Board, have general supervision, discretion, and control of the business and affairs of the Corporation. The Chief Executive Officer shall preside at all meetings of the shareholders and, in the absence of the Chairperson of the Board, or if there be none, at all meetings of the Board. The Chief Executive Officer shall have the general powers and duties of management usually vested in the office of Chief Executive Officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board or these Bylaws.

         5.8 PRESIDENT.

         In the absence or disability of the Chief Executive Officer, the President shall perform all the duties of the Chief Executive Officer. When acting as the Chief Executive Officer, the President shall have all the powers of, and be subject to all the restrictions upon, the Chief Executive Officer. The President shall have such other powers and perform such other duties as from time to time may be prescribed for him by the Board, these Bylaws, the Chief Executive Officer or the Chairperson of the Board.

         5.9 VICE PRESIDENTS.

         In the absence or disability of the President, the Vice Presidents, if any, in order of their rank as fixed by the Board or, if not ranked, a Vice President designated by the Board, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice Presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board, these Bylaws, the Chairperson of the Board, the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President.

         5.10 SECRETARY.

                  (i) The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board may direct, a book of minutes of all meetings and actions of the Board, committees of Directors, and shareholders. The minutes shall include the time and place of each meeting; whether regular or special (and, if special, how authorized and the notice given), and the names of those present at Directors' meetings or committee meetings, the number of shares present or represented at shareholders' meetings, and the proceedings thereof.

                  (ii) The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent, a share register, or a duplicate share register showing the names of all shareholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

                  (iii) The secretary shall give, or cause to be given, notice of all meetings of the shareholders and of the Board required to be given by law or by these Bylaws. The secretary shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board or by these Bylaws.

         5.11 CHIEF FINANCIAL OFFICER.

                  (i) The Chief Financial Officer shall keep and maintain, or cause to be kept and maintained, in accordance with generally accepted accounting principles, adequate and correct accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital, earnings (or surplus), and shares issued. The books of account shall, at all reasonable times, be open to inspection by any Director.

                  (ii) The Chief Financial Officer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as the Board may designate. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board, shall render to the President and Directors, whenever they request it, an account of all the transactions of the Chief Financial Officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board or these Bylaws.

                        ARTICLE VI - RECORDS AND REPORTS

         6.1 MAINTENANCE AND INSPECTION OF BYLAWS.

         The Corporation shall keep at its principal executive office, or if not in this state, at its principal business office in this state, the original or a copy of these Bylaws amended to date, which shall be open to inspection by the shareholders at all reasonable times during office hours. If the principal office of the Corporation is outside this state and the Corporation has no principal business office in this state, the Secretary shall, upon written request of any shareholder, furnish to such shareholder a copy of these Bylaws as amended to date.

         6.2 FINANCIAL STATEMENTS.

                  (i) A copy of any annual financial statement and any income statement of the Corporation for each quarterly period of each fiscal year, and any accompanying balance sheet of the Corporation as of the end of each such period, that has been prepared by the Corporation shall be kept on file at the principal executive office of the Corporation for 12 months from the date of its execution, and each such statement shall be exhibited at all reasonable times to any shareholder demanding an examination of such statement or a copy shall be made for any such shareholder.

                  (ii) If a shareholder or shareholders holding at least 5% of the outstanding shares of any class of stock of the Corporation makes a written request to the Corporation for an income statement of the Corporation for the three-month, six-month or nine-month period of the then current fiscal year ended more than 30 days prior to the date of the request, and a balance sheet of the Corporation at the end of such period, the Chief Financial Officer shall cause such statement to be prepared, if not already prepared, and shall deliver personally or mail such statement or statements to the person making the request within 30 days after the receipt of such request.

                  (iii) The Corporation also shall, upon the written request of any shareholder, mail to the shareholder a copy of the last annual, semi-annual or quarterly income statement which it has prepared and a balance sheet as of the end of such period. This quarterly income statement and balance sheet referred to in this Section shall be accompanied by the report thereon, if any, of any independent accountants engaged by the Corporation or the certificate of authorized officer of the Corporation such that financial statements were prepared without audit form the books and records of the Corporation.

                          ARTICLE VII - GENERAL MATTERS

         7.1 SHAREHOLDERS' AGREEMENTS.

         Notwithstanding anything contained in this Article VII to the contrary, in the event the Corporation elects to become a close corporation, an agreement between two or more shareholders thereof, if in writing and signed by the parties thereto, may provide that in exercising any voting rights, the shares held by them shall be voted as provided therein or in the DGCL, and may otherwise modify the provisions contained in Article II herein as to shareholders' meetings and actions.

         7.2 EFFECT OF SHAREHOLDERS' AGREEMENTS.

         Any shareholders' agreements authorized by the DGCL shall only be effective to modify the terms of these Bylaws if the Corporation elects to become a close corporation with the appropriate filing of an amendment to its Certificate of Incorporation as required by the DGCL and shall terminate when the Corporation ceases to be a close corporation. Any other provisions of the DGCL or these Bylaws may be altered or waiver thereby, but to the extent they are not so altered or waived, these Bylaws shall be applicable.

         7.3 SUBSIDIARY CORPORATIONS.

         Shares of the Corporation owned by a subsidiary shall not be entitled to vote on any matter.

         7.4 FORM.

         The corporate seal shall be circular in form, and shall have inscribed thereon the name of the Corporation, the date of incorporation, and the word "Delaware" to indicate the Corporation was incorporated pursuant to the laws of the State of Delaware.

         7.5 CONSTRUCTION; DEFINITIONS.

         Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a Corporation and a natural person.

         7.6 FISCAL YEAR.

         The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

                ARTICLE VIII - NOTICE BY ELECTRONIC TRANSMISSION

         8.1 NOTICE BY ELECTRONIC TRANSMISSION.

         Without limiting the manner by which notice otherwise may be given effectively to shareholders pursuant to the DGCL, the Certificate of Incorporation or these Bylaws, any notice to shareholders given by the Corporation under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the shareholder to whom the notice is given. Any such consent shall be revocable by the shareholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

                  (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

                  (ii) such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

         Any notice given pursuant to the preceding paragraph shall be deemed given:

                  (i) if by facsimile telecommunication, when directed to a number at which the shareholder has consented to receive notice;

                  (ii) if by electronic mail, when directed to an electronic mail address at which the shareholder has consented to receive notice;

                  (iii) if by a posting on an electronic network together with separate notice to the shareholder of such specific posting, upon the later of
(A) such posting and (B) the giving of such separate notice; and

                  (iv) if by any other form of electronic transmission, when directed to the shareholder.

         An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

         8.2 DEFINITION OF ELECTRONIC TRANSMISSION.

         An "electronic transmission" means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

         8.3 INAPPLICABILITY.

         Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

                             ARTICLE IX - AMENDMENTS

         9.1 AMENDMENT BY SHAREHOLDERS

         New Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that if the Certificate of Incorporation of the Corporation set forth the number of authorized Directors of the Corporation, the authorized number of Directors may be changed only by amendment to the Certificate of Incorporation.

         9.2 AMENDMENT BY DIRECTORS

         Subject to the rights of the shareholders to adopt, amend, or repeal the Bylaws, as provided in Section 10.1 of this Article, and the limitations of the DGCL, the Board may adopt, amend, or repeal any of these Bylaws other than an amendment to the Bylaws changing the authorized number of Directors.

         9.3 RECORD OF AMENDMENTS

         Whenever an amendment or new Bylaws is adopted, it shall be copied in the corporate book of Bylaws with the original Bylaws, in the appropriate place. If any bylaw is repealed, the fact of repeal with the date of the meeting at which the repeal was enacted or written assent was filed shall be stated in the corporate book of Bylaws.

                            SUPERIOR GALLERIES, INC.
                        CERTIFICATE OF ADOPTION OF BYLAWS

                          ===========================

         The undersigned hereby certifies that he is the duly elected, qualified, and acting Secretary or Assistant Secretary of Superior Galleries, Inc., a Delaware corporation and that the foregoing Bylaws, comprising 15 pages, were adopted as the Corporation's Bylaws on May __, 2003 by the Corporation's Board of Directors.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this __ day of May, 2003.

                                            PAUL BIBERKRAUT
                                            ------------------------------------
                                            Paul Biberkraut, Secretary

                                    EXHIBIT F

                               DISSENTER'S RIGHTS
                               ------------------

                           RIGHTS OF DISSENTING OWNERS

         92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

         92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

         92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

         92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

         92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

         92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

         92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

         92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

         92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.

         92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.

         92A.370 Rights of dissenting member of domestic nonprofit corporation.

                  1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.

                  2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.

         92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

                  1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

                           (a) Consummation of a plan of merger to which the
                  domestic corporation is a constituent entity:

                                    (1) If approval by the stockholders is
                           required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation regardless of whether the stockholder is entitled to vote on the plan of merger; or

                                    (2) If the domestic corporation is a
                           subsidiary and is merged with its parent pursuant to NRS 92A.180.

                           (b) Consummation of a plan of exchange to which the
                  domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

                           (c) Any corporate action taken pursuant to a vote of
                  the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

                  2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

         92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

                  1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

                           (a) The articles of incorporation of the corporation
issuing the shares provide otherwise; or

                           (b) The holders of the class or series are required
                  under the plan of merger or exchange to accept for the shares anything except:

                                    (1) Cash, owner's interests or owner's
                           interests and cash in lieu of fractional owner's interests of:

                                            (I) The surviving or acquiring
                                    entity; or

                                            (II) Any other entity which, at the
                                    effective date of the plan of merger or
                                    exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

                                    (2) A combination of cash and owner's
                           interests of the kind described in sub-subparagraphs
                           (I) and (II) of subparagraph (1) of paragraph (b).

                  2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

         92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

                  1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

                  2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

                           (a) He submits to the subject corporation the written
                  consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

                           (b) He does so with respect to all shares of which he
                  is the beneficial stockholder or over which he has power to direct the vote.

         92A.410 Notification of stockholders regarding right of dissent.

                  1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

                  2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

         92A.420 Prerequisites to demand for payment for shares.

                  1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

                           (a) Must deliver to the subject corporation, before
                  the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

                           (b) Must not vote his shares in favor of the proposed
                  action.

                  2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

         92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

                  1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

                  2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

                           (a) State where the demand for payment must be sent
                  and where and when certificates, if any, for shares must be deposited;

                           (b) Inform the holders of shares not represented by
                  certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

                           (c) Supply a form for demanding payment that includes
                  the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

                           (d) Set a date by which the subject corporation must
                  receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

                           (e) Be accompanied by a copy of NRS 92A.300 to
                  92A.500, inclusive.

         92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

                  1. A stockholder to whom a dissenter's notice is sent must:

                           (a) Demand payment;

                           (b) Certify whether he acquired beneficial ownership
                  of the shares before the date required to be set forth in the dissenter's notice for this certification; and

                           (c) Deposit his certificates, if any, in accordance
                  with the terms of the notice.

                  2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

                  3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

         92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

                  1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

                  2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

         92A.460 Payment for shares: General requirements.

                  1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

                           (a) Of the county where the corporation's registered
                  office is located; or

                           (b) At the election of any dissenter residing or
                  having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

                  2. The payment must be accompanied by:

                           (a) The subject corporation's balance sheet as of the
                  end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

                           (b) A statement of the subject corporation's estimate
                  of the fair value of the shares;

                           (c) An explanation of how the interest was
                  calculated;

                           (d) A statement of the dissenter's rights to demand
                  payment under NRS 92A.480; and

                           (e) A copy of NRS 92A.300 to 92A.500, inclusive.

         92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

                  1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

                  2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

         92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

                  1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

                  2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

         92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

                  1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

                  2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

                  3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

                  4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

                  5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

                           (a) For the amount, if any, by which the court finds
                  the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

                           (b) For the fair value, plus accrued interest, of his
                  after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

         92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

                  1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

                  2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

                           (a) Against the subject corporation and in favor of
                  all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

                           (b) Against either the subject corporation or a
                  dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

                  3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                  4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

                  5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                         TANGIBLE ASSET GALLERIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 30, 2003

         The undersigned hereby appoints Silvano DiGenova, individually, as the attorney, agent and proxy of the undersigned, with the power to appoint his substitute, to represent and vote, as designated below, all shares of voting stock of any class of Tangible Asset Galleries, Inc. held of record by the undersigned on June 4, 2003, at the Annual Meeting of Stockholders to be held at 9478 West Olympic Boulevard, Beverly Hills, California 90212 on June 30, 2003, at 9:00 a.m. local time, and at any and all adjournments thereof.

|X| Please mark your votes
    as in this example.

                  FOR all nominees              WITHHOLD
                  listed at right           AUTHORITY to vote
                (except as marked to         for all nominees
                 the contrary below)         listed at right           NOMINEES:
1. ELECTION OF                                                         Silvano DiGenova
   DIRECTORS:           [ ]                        [ ]                 Paul Biberkraut
                  To withhold authority to vote for any individual     Lee Ittner
                  nominee, write the nominee's name on the lines       David Rector
                  immediately below)                                   Mark Cohen
                  _______________________________________________
                  _______________________________________________
                  _______________________________________________
                  _______________________________________________
                  _______________________________________________

2. APPROVAL AND ADOPTION OF STOCK OPTION PLAN: To approve and adopt the 2003 Stock Option Plan.

                     [ ] FOR            [ ] AGAINST          [ ] ABSTAIN

3. AMENDMENT OF ARTICLES OF INCORPORATION: To approve the amendment of the Articles of Incorporation to provide for a one-for-twenty reverse stock split of our common stock.

                     [ ] FOR            [ ] AGAINST          [ ] ABSTAIN

4. APPROVAL OF REINCORPORATION IN DELAWARE: To approve the reincorporation of Tangible Asset Galleries, Inc. in the state of Delaware, to be effected through the reincorporation merger, the terms and conditions of which are set forth in the Agreement and Plan of Merger, and in connection with such reincorporation to change our corporate name to "Superior Galleries, Inc."

                     [ ] FOR            [ ] AGAINST          [ ] ABSTAIN

5. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS: Ratification of the appointment of Haskell & White LLP as our independent certified public accountants to audit the financial statements for the year ending June 30, 2002.

                     [ ] FOR            [ ] AGAINST          [ ] ABSTAIN

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                           [ ]  FOR  [ ]  AGAINST             [ ]  ABSTAIN

         This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR Proposals 1 through 6.


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE OR FAX BOTH PAGES TO STALT, INC. AT (775) 831-3337.



                                      Dated:______________________________, 2003

                                      Name:_____________________________________

                                      Common Shares:____________________________

                                      Series B Preferred Shares:________________

                                      Series D Preferred Shares:________________

                                      __________________________________________
                                                       Signature

                                      __________________________________________
                                              Signature (if jointly held)

                                      Please sign exactly as name appears
                                      hereon. When shares are held by joint
                                      tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                      -2-